CONTENTS

LINDNER LARGE-CAP GROWTH FUND (f/k/a Lindner Large-Cap Fund)
  Letter from the Fund Managers.............................    6
  Schedule of Investments...................................    8

LINDNER GROWTH AND INCOME FUND (f/k/a Lindner Asset
 Allocation Fund)
  Letter from the Fund Managers.............................   10
  Schedule of Investments...................................   12

LINDNER COMMUNICATIONS FUND (f/k/a Lindner Utility Fund)
  Letter from the Fund Managers.............................   16
  Schedule of Investments...................................   17

LINDNER SMALL-CAP GROWTH FUND (f/k/a Lindner Small-Cap Fund)
  Letter from the Fund Managers.............................   18
  Schedule of Investments...................................   20

LINDNER OPPORTUNITIES FUND
  Fund Summary..............................................   22
  Schedule of Investments...................................   23

LINDNER MARKET NEUTRAL FUND
  Letter from the Fund Managers.............................   24
  Schedule of Investments...................................   25

LINDNER GOVERNMENT MONEY MARKET FUND
  Letter from the Fund Manager..............................   30
  Schedule of Investments...................................   31

Statements of Assets and Liabilities........................   32

Statements of Operations....................................   34

Statements of Changes in Net Assets.........................   36

Notes to Financial Statements...............................   38

Financial Highlights........................................   44

Independent Auditors' Report................................   51


                                                                   1

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
MARKET OVERVIEW

AUGUST 2001

                     DESPITE RETREATING MARKETS
             A REVITALIZED LINDNER FUNDS MOVES FORWARD

This Annual Report represents a summary of the activities of the Lindner Family of Mutual Funds for the Fiscal Year 2001, which began July 1, 2000 and ended June 30, 2001. We invite you to read through the report, where you will find information about each Lindner fund.

The Fiscal Year just completed did not experience the outsized returns of the equity markets throughout the late 1990s. We witnessed frequent episodes of market volatility; the continued deterioration of prices in many sectors (such as high-technology); investor disappointment with stagnating, or declining, investment values; several temporary and briefly encouraging market rallies; and a continuing consumer skepticism about the general economic outlook.

As the period began, the stock market was struggling to maintain former price levels that were once again softening after the dramatic spring 2000 sell-off. The NASDAQ Index continued its long, slow decline for much of the period, while the NYSE-dominated S&P 500 Index and Dow Jones Industrial Average fared slightly better. These generally large-cap indexes did not suffer a comparable overall decline (such as the NASDAQ Index) in late 2000, or in the first half of calendar year 2001.

Investors often "hope" for better prospects in the future. This is the essence of what many believe when they invest in the markets. Those who have been investing for a number of years understand that bull and bear markets change places in market cycles. Often, too, there is a new wrinkle, such as the 1995-2000 high-tech stock run up. Investors learn over time that the difficult part of investing often is enduring the normal bear market cycle in anticipation of moving on to the rewarding bullish period.

This past year, investors experienced noticeable pain. This is particularly the case if they came late to the 1995-2000 bull market as prices were trending down, or if they traded in and out of investments more frequently and did not stay around to enjoy long-term growth trends. That is the risk in equity investing; past performance is neither a guarantee--nor a reliable indicator--of what will happen in the future.

INVESTMENT STRATEGIES

Investment experts often weigh in during times of investor uncertainty to remind us that mutual fund investing should be for the long haul. In our opinion, no investment method can regularly beat dollar cost averaging (that is, continuous investing over long periods), or the magic of compounding, the phenomenon that helps build value in portfolios over time, and other similar advice.

Investment management is an art, practiced and perfected over many years, and as we have learned in this and other downturns, there are no "guaranteed" approaches to investing. Active money management means that mutual fund investment professionals with proven expertise and track records in sectors, investment styles, special situations, and macro and micro market conditions, must deal with the realities of today's markets. Therefore, the strength of the portfolio management "bench," as I have often said, is very important in challenging times.

LINDNER'S EXPERIENCE IN THE FISCAL YEAR

Each of the funds experienced its own particular challenge amid falling prices and increased market volatility. The near collapse of the telecommunications sector in spring 2000, and its continued decline well into 2001 put pressure on the performance of the Lindner Communications Fund (formerly Lindner Utility

2

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Fund.) Similarly, the serious decline in NASDAQ valuations, and especially among some high-tech companies, impacted the Lindner Small-Cap Growth Fund. However, as you will read in their individual reports, the Lindner Funds believe that there are sound, well-reasoned strategies in place.

The Large-Cap Growth Fund experienced difficulties--as did many other large-cap mutual funds--as large-capitalization companies struggled these last six months to meet earnings expectations and to grow their revenues while both consumer and business spending slowed dramatically. This places a premium on the portfolio manager's ability to pick industries and stocks which have higher prospects for growth in the near future.

The Lindner Growth and Income Fund--formerly the Asset Allocation Fund--was able to shift from equities to fixed-income instruments as appropriate for then-current market conditions, and finished a difficult 12 months surpassing its index, and with a positive return.

The Lindner Market Neutral Fund performed as it was intended, responding appropriately to market conditions by balancing long and short positions. There are only a handful of true market neutral mutual funds, and Lindner Market Neutral continues to garner recognition in the press and investment community for its achievements.

The Lindner Opportunities Fund was liquidated in July 2001 by approval of the shareowners.

As a result of the Federal Reserve's easing of short-term rates, we expect that yields on money market instruments will continue to decline.
Nevertheless, the Lindner Government Money Market Fund continues to serve as a temporary haven for investors seeking to limit their exposure to the markets.

PORTFOLIO MANAGEMENT

As approved by shareowners in the recent proxy vote, the portfolio management structure will soon assume a "manager-of-managers" style. This will enable Lindner Asset Management, with the approval of the Board of Trustees, to contract with established portfolio managers to manage each Fund's day-to-day investment operations as Sub-advisers.

This approach, an evolving trend within the mutual fund industry, will allow the Adviser to appoint managers with specialized expertise and proven track records to manage given funds. Of course, the Adviser remains responsible for monitoring the performance of Sub-advisers and for advising the Board of Trustees on their performance.

The first mutual fund management team to be transitioned to a sub-advisery relationship is the group currently responsible for the Lindner Large-Cap Growth Fund (Jerry Castellini, Bob Takazawa and Edward Clark) and the Lindner Small-Cap Growth Fund (Roger Stamper and Stephen Wisneski).

Each is a principal of CastleArk Management, LLC, an independent, Chicago-based investment management company. These teams have been responsible for their respective funds since November of 2000, when the Adviser hired their direct services prior to approval of the sub-advisery arrangement.

In the coming months, as final SEC confirmation of the manager-of-managers structure is received, the other funds will adopt sub-advisery relationships.

A REVITALIZED LINDNER MOVES FORWARD

This past year has been one of volatile and generally disappointing markets, a situation noted in each Fund's report. Regardless, Lindner Asset Management, Inc., Adviser to the Lindner family of Funds, continues to move forward in adapting to changing market conditions, investment industry dynamics and shareowner expectations.

During this period, we have taken significant steps to modernize and enhance Lindner's investment management, operations, administration, and shareowner services. In early 2001 we were pleased to announce that Firstar Mutual Fund Services, LLC began providing an increased range of services for Lindner Funds'

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shareowners, as we outsourced shareowner and transfer agency services. This important step was part of our continuing effort to provide you with superior service, and to ensure that you enjoy the latest in technological advances.

(Note: Lindner's toll-free number remains the same; the mailing address was changed in February 2001 and is identified elsewhere in the Annual Report.)

The Funds' investment management and expense structures, as well as policies and objectives for many of the funds, were recently the subject of a comprehensive proxy solicitation to you, our shareowners. We are grateful for the confidence you expressed by approving these proposals and bringing a revitalized Lindner that much closer to reality. A recap of the changes you approved, and when they may be implemented, are discussed elsewhere in this Annual Report.

In the following pages, we have assembled reports from the money managers who oversee each of the Lindner funds on their funds' respective activities in Fiscal Year 2001. They explain how they met the challenges of the marketplace, the performance achieved this Fiscal Year, and an outlook for the fund going forward.

At Lindner, we continue to look forward. The revitalized Lindner you are entrusting your investment dollars to is in the process of adding further senior management and experienced portfolio Sub-advisers. We will keep you apprised of these changes as they unfold.

As always, we thank you for the opportunity to serve you, and for your long-term trust in the Lindner family of mutual funds.

/s/ Doug Valassis

Doug T. Valassis
Chairman and Chief Executive Officer,
Lindner Asset Management, Inc.
Adviser to the Lindner family of mutual funds

                                    # # #

The above outlook and those that follow reflect the opinions of the Chairman and portfolio managers of the Lindner Funds as of August 24, 2001. They are subject to change and any forecast made cannot be guaranteed. References to specific securities or sectors should not be considered recommendations to buy or sell any securities. Please refer to the Schedule of Investments for percentages of holdings.

Past performance does not guarantee future results. Investment return and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Dow Jones Industrial Average is an unmanaged index of common stocks comprised of major industrial companies and assumes reinvestment of dividends. The NASDAQ Composite Index is a market capitalization-weighted index that is designed to represent the performance of the National Market System which includes over 5000 stocks traded only over-the-counter and not on an exchange. You cannot invest directly in an index.

For use only when accompanied or preceded by a prospectus.

Quasar Distributors, LLC, Distributor

4

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
           SHAREOWNERS APPROVE CRITICAL STEPS FORWARD FOR LINDNER

In early July, 2001 fund shareowners approved a series of proposals critical to the revitalization of the fund group.

Among the measures you approved:

*  ADOPTION OF THE "MANAGER-OF-MANAGERS" STYLE FOR PORTFOLIO MANAGEMENT.

These changes will be phased in during the next few months upon receipt of the SEC's exemptive order. Sub-advisery agreements will be executed with the designated portfolio managers.

* ADJUSTMENT OF THE FEE STRUCTURE FOR MANAGING THE FUNDS TO BRING THEM IN LINE WITH INDUSTRY NORMS.

The approved fees will be implemented only when each sub-advisery arrangement is put in place.

Other changes are specific to each fund and are reflected in the new prospectus dated August 31, 2001. Certain fund names have changed to better reflect their investment approach; several fund investment objectives have been modified; and in some cases, funds were re-categorized so that they are correctly positioned in their peer groups for proper comparisons. So that you have a clear picture of what these changes mean, please note the following:

* The Lindner Large-Cap Fund is now renamed the LINDNER LARGE-CAP GROWTH FUND, to better reflect the management style being used. The fund's objective and investment policies remain unchanged.

* The Lindner Small-Cap Fund is now renamed the LINDNER SMALL-CAP GROWTH FUND, to better reflect the management style being used. The fund's objective and investment policies remain unchanged.

* The Lindner Utilities Fund is now the LINDNER COMMUNICATIONS FUND. Its primary investments are common stocks of companies that fund management believes will benefit significantly from involvement in or support of broad-based communications industries. In addition the investment objective is long-term capital appreciation.

* The Lindner Asset Allocation Fund is now the LINDNER GROWTH AND INCOME FUND. Its investment objective is long-term capital appreciation, with income as a secondary objective. This moves the fund away from an emphasis on current income, and better reflects a more contemporary core investment for an investor's portfolio.

* The Lindner Opportunities Fund, which had assets of only approximately one million dollars, was liquidated after a proxy vote by shareowners.

Please read carefully through the managers' commentary (the "Performance Summary"), the Performance Graph, the list of top holdings at fiscal year end and the Average Annual Total Return table, together with the financial statements. These are presented so that you have a more complete understanding of the fund or funds in which you have invested.

Also, please see the Addendum to the current Prospectus, which is posted to the Lindner Funds' Web site (www.lindnerfunds.com), and watch for the new Prospectus, which will be mailed at the end of August. Read this Prospectus before investing.

                                    # # #

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

PERFORMANCE SUMMARY

The fiscal year ended June 30, 2001 proved to be a very challenging environment for all investors, including mutual fund managers. By coincidence or happenstance, the July 1, 2000 to June 30, 2001 period for the Fund closely corresponded with the peak-to-trough levels in the equity markets for the entire bear market to date. These dates also correspond to the recent peak-to-trough levels of the U.S. economy, corporate earnings expectations, and overall investor sentiment (i.e., moving through the emotional stages of euphoria to disappointment, and at times, even despair). In this difficult investing environment the Lindner Large-Cap Growth Fund Investor Shares had a total return of -22.84% for the fiscal year ended
June 30, 2001. In comparison, the Russell 1000 Index had a total return of -14.95%, and for comparative purposes the S&P 500 Index had a total return of -14.83%.

As outlined in the semi-annual report earlier this year, the portfolio management team for the Lindner Large-Cap Growth Fund was changed on November 17, 2000. Bob Takazawa, Edward Clark and Jerry Castellini of CastleArk Management LLC joined the Lindner team to assume responsibility for this portfolio management assignment.

After seven months at the helm, we are pleased with the progress being made by the Fund. Since November 2000, the Lindner Large-Cap Growth Fund produced a total return of -3.8%, while the Russell 1000 Index and the S&P 500 Index were both down -6.6%. Although at first glance these appear to be modest achievements, this out-performance in a very challenging investment period provides a significant degree of confidence that we are on the right path for the Fund.

We believe that it is our years of experience--having witnessed the last several bear markets first hand--in assessing cyclical earnings risk, valuation risk, and basic business model risk, that has equipped us with the investment insights necessary to weather the storms in this tumultuous market.

                                            (continued on next page)

LINDNER LARGE-CAP GROWTH FUND
Formerly Lindner Large-Cap Fund
PERFORMANCE GRAPH
----------------------------------------------

Comparison of change in value of $10,000 invested in the Russell
1000 Index and the Lindner Large-Cap Growth Fund--Investor Shares from June 30, 1991 to June 30, 2001.

                        [Large-Cap Growth Fund graph]

          Lindner Large-Cap  Russell
             Growth Fund      1000
           Investor Shares    Index
6/30/91        10,000         10,000
6/30/92        11,758         11,475
6/30/93        13,506         13,217
6/30/94        14,159         13,309
6/30/95        16,268         16,701
6/30/96        19,839         21,086
6/30/97        22,319         27,889
6/30/98        22,388         36,297
6/30/99        19,330         44,257
6/30/00        20,995         48,351
6/30/01        16,199         41,122

          PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE SO THAT AN INVESTOR'S
 SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.


                       AVERAGE ANNUAL TOTAL RETURN
                           AS OF JUNE 30, 2001

                                         1 YEAR      5 YEAR      10 YEAR
                                         ------      ------      -------
Lindner Large-Cap Growth Fund Investor
  Class (inception 5/24/73)             (22.84%)     (3.97%)      4.94%
Lindner Large-Cap Growth Fund
  Institutional Class
  (inception 7/12/96)                   (23.07%)     (3.71%)(1)     --
Russell 1000 Index*                     (14.95%)     14.29%      15.19%


--------

(1) Return is since inception date.

* The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Note: You cannot invest directly in an index.

Performance in the latest quarter--ending June 30, 2001--was quite satisfactory on an absolute and relative return basis: 8.01% for the Fund versus 6.31% and 5.85% for the Russell 1000 Index and S&P 500 Index, respectively. Holdings included Genzyme General (biotech), FISERV (transaction processing for bank customers); Broadwing (telecom and broadband services provider); AOL Time Warner (Internet services and multimedia content provider); and Kohl's (department store), all of which were important contributors to the Fund's superior return.

Our current strategy is based upon an expectation of a resumption of modest economic growth by year-end 2001. As of now, no industries have demonstrated real leadership qualities, which is normal at this "bottoming" stage of a market cycle. Therefore, a significant premium is being placed on good stock selection. It is our belief that, even with economic recovery, earnings growth prospects in the technology, telecommunications, consumer staples, and large capitalization pharmaceutical companies will be modest.

There are likely to be significant industry segments that will not contribute as much to a growth stock fund's performance in the next couple of years, as they were for the last five years. Overcapacity, lack of pricing power, high cost assets, and lack of access to capital all will play a role in this expected period of market leadership change.

Consequently, true to our philosophy of being an "active manager"--in other words, a willingness to be under-weighted or over-weighted in sectors of the markets as defined by the S&P 500 Index--the Fund is currently positioned with under-weightings in the technology, consumer staples, communication services, and large pharmaceutical companies. On the other hand, favored sectors include consumer cyclicals (AOL Time Warner, Comcast, Danaher, Starbucks, J.C. Penney), health care (Genzyme, Enzon, Millipore, PPD Inc., Stryker) and energy (Nabors Ind., Cooper Cameron, ENSCO Int'l., XTO Energy).

It is likely that we have witnessed the worst of the bear market during this past fiscal year. At the same time, it is unrealistic to expect a return to the recent heady years of 20-25% investment returns. However, an accommodative Federal Reserve, the stimulus provided by the federal government's tax rebates this summer, and the resiliency of the U.S. economy should work to offset the drag of a weakened U.S. consumer and faltering growth internationally. We are focused on taking advantage of this unsettled period to invest in the companies that we believe can thrive in a modest growth environment.

/s/ Jerome A. Castellini            /s/ Edward A. Clark                /s/ Robert S. Takazawa, Jr.

Jerome A. Castellini                Edward A. Clark                    Robert S. Takazawa, Jr.
Portfolio Manager                   Portfolio Manager                  Portfolio Manager

                                     LINDNER INVESTMENTS

                           SCHEDULE OF INVESTMENTS - JUNE 30, 2001

                                                         Number of Shares -
                                                          Principal Amount
Name of Issuer and Title of Issue                             of Bonds            Value
-------------------------------------------------------  ------------------  ----------------
LINDNER LARGE-CAP GROWTH FUND
-----------------------------

COMMON STOCKS (97.24%)

Banks (Money Center) (1.44%)
  Citigroup Inc.                                                   58,200    $      3,075,288
                                                                             ----------------
Biotechnology (10.49%)
  Celgene Corporation*                                             85,500           2,466,675
  Enzon, Inc.*                                                    117,500           7,343,750
  Genentech, Inc.*                                                 44,500           2,451,950
  Genzyme Corporation*                                            156,400           9,540,400
  Lexicon Genetics Incorporated*                                   42,000             525,000
                                                                             ----------------
                                                                                   22,327,775
                                                                             ----------------
Broadcasting (TV, Radio & Cable) (7.03%)
  AOL Time Warner Inc.*                                           127,050           6,733,650
  Comcast Corporation - Special Class A*                          189,700           8,232,980
                                                                             ----------------
                                                                                   14,966,630
                                                                             ----------------
Communications Equipment (0.43%)
  Tellabs, Inc.*                                                   47,000             910,860
                                                                             ----------------
Computers (Hardware) (0.04%)
  Inrange Technologies Corporation - Class B*                       5,200              79,820
                                                                             ----------------
Computers (Software & Services) (8.38%)
  BEA Systems, Inc.*                                               94,800           2,911,308
  Macrovision Corporation*                                         94,200           6,452,700
  McDATA Corporation - Class A*                                     1,442              25,307
  SpeechWorks International Inc.*                                 154,300           2,422,510
  VeriSign, Inc.*                                                 100,100           6,007,001
                                                                             ----------------
                                                                                   17,818,826
                                                                             ----------------
Electric Companies (0.28%)
  Duke Energy Corporation                                          15,300             596,853
                                                                             ----------------
Electronics (Instrumentation) (3.15%)
  FuelCell Energy, Inc.*                                           88,800           2,050,392
  Gemstar - TV Guide International, Inc.*                         109,100           4,647,660
                                                                             ----------------
                                                                                    6,698,052
                                                                             ----------------
Electronics (Semiconductors) (4.71%)
  Applied Materials, Inc.*                                         43,400           2,130,940
  Micron Technology, Inc.*                                        191,900           7,887,090
                                                                             ----------------
                                                                                   10,018,030
                                                                             ----------------
Engineering & Construction (2.03%)
  The AES Corporation*                                            100,200           4,313,610
                                                                             ----------------
Hardware & Tools (2.73%)
  Danaher Corporation                                             103,700           5,807,200
                                                                             ----------------
Health Care (Medical Products & Supply) (5.01%)
  Millipore Corporation                                           109,260           6,771,935
  Stryker Corporation                                              71,000           3,894,350
                                                                             ----------------
                                                                                   10,666,285
                                                                             ----------------
Health Care (Specialized Services) (1.29%)
  Pharmaceutical Product Development, Inc.*                        90,100           2,748,951
                                                                             ----------------
Insurance (Property-Casualty) (3.92%)
  American International Group, Inc.                               97,000           8,342,000
                                                                             ----------------
Insurance Brokers (1.64%)
  Arthur J. Gallagher & Co.                                       134,400           3,494,400
                                                                             ----------------
                                                         Number of Shares -
                                                          Principal Amount
Name of Issuer and Title of Issue                             of Bonds            Value
-------------------------------------------------------  ------------------  ----------------
Leisure Time (Products) (2.20%)
  Mattel, Inc.                                                    247,000    $      4,673,240
                                                                             ----------------
Manufacturing (Diversified) (3.74%)
  Minnesota Mining and Manufacturing Company (3M)                  60,100           6,857,410
  Tyco International Ltd.(f)                                       20,000           1,090,000
                                                                             ----------------
                                                                                    7,947,410
                                                                             ----------------
Manufacturing (Specialized) (3.47%)
  Jabil Circuit, Inc.*                                             96,500           2,977,990
  Solectron Corporation*                                          240,500           4,401,150
                                                                             ----------------
                                                                                    7,379,140
                                                                             ----------------
Metals Mining (2.65%)
  Alcoa Inc.                                                      143,200           5,642,080
                                                                             ----------------
Natural Gas Utilities (2.18%)
  Enron Corp.                                                      94,700           4,640,300
                                                                             ----------------
Oil & Gas (Drilling Equipment) (12.34%)
  BJ Services Company*                                            115,600           3,280,728
  Cooper Cameron Corporation*                                     101,000           5,635,800
  ENSCO International Incorporated                                144,300           3,376,620
  Global Marine Inc.*                                             192,000           3,576,960
  Nabors Industries, Inc.*                                        144,400           5,371,680
  Smith International, Inc.*                                       83,800           5,019,620
                                                                             ----------------
                                                                                   26,261,408
                                                                             ----------------
Oil & Gas (Exploration & Production) (4.43%)
  Anadarko Petroleum Corporation                                   58,500           3,160,755
  Ocean Energy Inc.                                               100,500           1,753,725
  XTO Energy, Inc.                                                314,250           4,509,487
                                                                             ----------------
                                                                                    9,423,967
                                                                             ----------------
Restaurants (2.31%)
  Starbucks Corporation*                                          213,400           4,908,200
                                                                             ----------------
Retail (Department Stores) (4.87%)
  J. C. Penney Company, Inc.                                      257,700           6,792,972
  Kohl's Corporation*                                              56,800           3,563,064
                                                                             ----------------
                                                                                   10,356,036
                                                                             ----------------
Services (Data Processing) (2.67%)
  Fiserv, Inc.*                                                    88,700           5,675,026
                                                                             ----------------
Telecommunications (Long Distance) (3.81%)
  Broadwing Inc.*                                                 331,300           8,100,285
                                                                             ----------------
Total Common Stocks
  (Cost $216,087,236)                                                             206,871,672
                                                                             ----------------
SHORT-TERM INVESTMENTS (2.89%)

U.S. Government Agency Securities (2.86%)
  FNMADN, 7/25/2001                                        $    3,000,000           2,992,700
  FFCBDN, 7/02/2001                                             3,100,000           3,099,682
                                                                             ----------------
Total U.S. Government Agency Securities
  (Cost $6,092,382)                                                                 6,092,382
                                                                             ----------------
Variable Rate Demand Notes** (0.03%)
  American Family Financial Services Demand Note,
    3.361%                                                         67,911              67,911
                                                                             ----------------

Total Variable Rate Demand Notes (Cost $67,911)                                        67,911
                                                                             ----------------

8                See Notes to Financial Statements


                                     LINDNER INVESTMENTS

                           SCHEDULE OF INVESTMENTS - JUNE 30, 2001


                                                         Number of Shares -
                                                          Principal Amount
Name of Issuer and Title of Issue                             of Bonds            Value
-------------------------------------------------------  ------------------  ----------------
LINDNER LARGE-CAP GROWTH FUND
-----------------------------
Total Short-Term Investments (Cost $6,160,293)                               $      6,160,293
                                                                             ----------------
Total Investments (Cost $222,247,529)                             100.13%         213,031,965

Excess of Liabilities over Other Assets                            (0.13)%          (286,851)
                                                           --------------    ----------------
Net Assets                                                        100.00%    $    212,745,114
                                                           ==============    ================

*Non-income producing.
**Variable rate security. The rates listed are as of June 30, 2001.
(f)Foreign security.
FNMADN = Federal National Mortgage Association Discount Note
FFCBDN = Federal Farm Credit Bureau Discount Note

                 See Notes to Financial Statements                 9

PERFORMANCE SUMMARY

The Lindner Growth and Income Fund (formerly the Asset Allocation Fund) Investor Shares had a total return of +2.78% for the fiscal year ended June 30, 2001. The Fund's benchmark, a 60/40 mix of the S&P 500 Index and the Lehman Brothers Intermediate Government/Credit Bond Index, respectively, returned -4.13% over the same period. The S&P 500 Index returned -14.83% for the period, while the Lehman Brothers Intermediate Government/Credit Bond Index returned +11.19%.

The Growth and Income Fund posted solid performance this past fiscal year, surpassing its S&P 500 (60)/Lehman Brothers Intermediate Government/Credit Bond Index (40) benchmark in every quarter. For the quarter ended June 30, 2001, the fund beat its benchmark by 7.20%.

The reason that the Fund has achieved these results has to do with the managers' disciplined commitment to pursuing appropriate value in the marketplace. Equity holdings in the fund continued to be dominated by well managed, higher quality companies. The focus has been on real businesses with solid financials and reasonable valuations.

The market story of the last fiscal year has been the dominance of value stocks over their growth counterparts. As an example, over the past year the Russell 1000 Value index outperformed the Russell 1000 Growth index by 46.58%.

                                            (continued on next page)

LINDNER GROWTH AND INCOME FUND
Formerly Lindner Asset Allocation Fund
PERFORMANCE GRAPH
----------------------------------------------

Comparison of change in value of $10,000 invested 40% in the Lehman Brothers Intermediate Government/Credit Bond Index and 60% in the
S&P 500 Index with the Lindner Growth and Income Fund--Investor
Shares from June 30, 1991 to June 30, 2001.

                       [Growth and Income Fund graph]

                               S&P 500 (60)/
           Lindner Growth     Lehman Brothers
           and Income Fund   Government/Credit
           Investor Shares       Bond (40)      S&P 500
6/30/91        10,000             10,000         10,000
6/30/92        12,363             11,381         11,341
6/30/93        14,832             12,870         12,887
6/30/94        15,053             12,950         13,088
6/30/95        16,831             15,643         16,475
6/30/96        19,547             18,418         20,759
6/30/97        21,257             22,852         27,965
6/30/98        24,393             27,814         36,396
6/30/99        23,034             32,010         44,680
6/30/00        21,772             33,878         47,919
6/30/01        22,377             32,480         40,812

          PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE SO THAT AN INVESTOR'S
 SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                       AVERAGE ANNUAL TOTAL RETURN
                           AS OF JUNE 30, 2001

                                        1 YEAR      5 YEAR      10 YEAR
                                        ------      ------      -------
Lindner Growth and Income Fund
  Investor Class (inception 6/22/76)     2.78%       2.74%       8.39%
Lindner Growth and Income Fund
  Institutional Class (inception
  7/9/96)                                2.49%       2.72%(1)      --
S&P 500 (60)/Lehman Brothers
  Government/Credit Bond (40)*          (4.13%)     12.01%      12.49%

--------

* S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The Lehman Brothers Intermediate Government/Credit Bond Index is a market value weighted performance benchmark which includes virtually every major U.S. Government and investment-grade rated corporate bond with 1-10 years remaining until maturity. Note: You cannot invest directly in an index.

(1) Return is since inception date.

A particularly attractive attribute of the Lindner Growth and Income Fund has been management's ability to vary its allocation between stocks, bonds and cash, allowing the Fund to assume a defensive posture when conditions warrant. The Fund varied its allocation between equities and fixed income several times during the past fiscal year, ending the period with a mix strongly favoring equities. The equity portion of the Fund remained almost exclusively invested in securities in the S&P 500 Index, while the fixed income portion was invested primarily in high quality debt of large U.S. corporations, and mortgage-backed securities.

Strong performance in the equity portfolio over the last six months resulted from portfolio overweights in stocks such as Whirlpool (WHR), up 27.20%; Autozone (AZO), up 43.13%; Cendant (CD), up 47.40%; and Sprint Corp (PCS Group) (PCS), up 41.90%. At the same time, investment positions in Nabors Industries (NBR) and CVS Corporation (CVS) were down 32.10% and 34.40%, respectively, detracting from the Fund's performance.

While the dark clouds hanging over the U.S. economy and the slowdown in corporate earnings tend to paint a bleak picture for the coming months, the Lindner Growth and Income Fund finished the year ending June 30, 2001 positioned to continue to weather sluggish economic news. At the same time, management will be able to shift its stance to participate in appropriate investment vehicles for risk-aware investors looking for continued exposure to the largest segments of the U.S. capital markets, as often represented by shares in large-cap growth companies.

/s/ Mark T. Finn                      /s/ Jonathan F. Finn                       /s/ Jerry Barnes

Mark T. Finn                          Jonathan F. Finn                           Gerald H. Barnes
Manager                               Manager                                    Manager

                                     LINDNER INVESTMENTS

                           SCHEDULE OF INVESTMENTS - JUNE 30, 2001


                                                         Number of Shares -
                                                          Principal Amount
Name of Issuer and Title of Issue                             of Bonds            Value
-------------------------------------------------------  ------------------  ----------------
LINDNER GROWTH AND INCOME FUND
------------------------------

COMMON STOCKS (74.67%)

Apparel (0.08%)
  Liz Claiborne, Inc.                                               4,800    $        242,160
                                                                             ----------------
Automotive Rental (0.07%)
  Ryder System, Inc.                                               12,000             235,200
                                                                             ----------------
Broadcasting (0.17%)
  Clear Channel Communications, Inc.*                               8,500             532,950
                                                                             ----------------
Building Materials Dealers (1.07%)
  The Home Depot, Inc.                                             50,800           2,364,740
  Lowe's Companies, Inc.                                           13,800           1,001,190
                                                                             ----------------
                                                                                    3,365,930
                                                                             ----------------
Business Services (0.96%)
  Cendant Corporation*                                             74,400           1,450,800
  Concord EFS, Inc.*                                                8,700             452,487
  Equifax Inc.                                                     30,900           1,133,412
                                                                             ----------------
                                                                                    3,036,699
                                                                             ----------------
Cable Television (0.32%)
  Comcast Corporation - Special Class A*                           23,200           1,006,880
                                                                             ----------------
Chemicals (1.01%)
  The Dow Chemical Company                                         14,300             475,475
  E. I. du Pont de Nemours and Company                             20,800           1,003,392
  Eastman Chemical Company                                         26,000           1,213,680
  PPG Industries, Inc.                                              9,500             499,415
                                                                             ----------------
                                                                                    3,191,962
                                                                             ----------------
Commercial Banks (5.65%)
  AmSouth Bancorporation                                           82,000           1,516,180
  Bank of America Corporation                                      40,600           2,437,218
  BB&T Corporation                                                 47,100           1,728,570
  Citigroup Inc.                                                   80,633           4,260,648
  Comerica Incorporated                                            12,500             720,000
  First Union Corporation                                          34,800           1,215,912
  PNC Financial Services Group                                     15,200           1,000,008
  SouthTrust Corporation                                           65,400           1,700,400
  U. S. Bancorp                                                   105,000           2,392,950
  Union Planters Corporation                                       19,700             858,920
                                                                             ----------------
                                                                                   17,830,806
                                                                             ----------------
Communications Equipment (0.76%)
  Andrew Corporation*                                              74,400           1,372,680
  McDATA Corporation - Class A*                                     1,615              28,343
  Nortel Networks Corporation(f)                                   50,400             458,136
  Scientific-Atlanta, Inc.                                         13,300             539,980
                                                                             ----------------
                                                                                    2,399,139
                                                                             ----------------
Communications Services (0.05%)
  Avaya Inc.*                                                      11,849             162,331
                                                                             ----------------
Computer & Office Equipment (3.95%)
  Apple Computer, Inc.*                                            39,400             916,050
  Cisco Systems, Inc.*                                            112,300           2,043,860
  Dell Computer Corporation*                                       25,100             656,365
  EMC Corporation*                                                 25,300             734,965
  Hewlett-Packard Company                                          42,800           1,224,080
  International Business Machines Corporation (IBM)                45,800           5,175,400
  Jabil Circuit, Inc.*                                              6,000             185,160

                                                         Number of Shares -
                                                          Principal Amount
Name of Issuer and Title of Issue                             of Bonds            Value
-------------------------------------------------------  ------------------  ----------------
Computer & Office Equipment (continued)
  Lexmark International, Inc.*                                     22,800    $      1,533,300
                                                                             ----------------
                                                                                   12,469,180
                                                                             ----------------
Computer Software/Services (8.13%)
  Adobe Systems Incorporated                                       22,300           1,048,100
  AOL Time Warner Inc.*                                            70,800           3,752,400
  Autodesk, Inc.                                                   27,600           1,029,480
  Citrix Systems, Inc.*                                            23,400             816,660
  Computer Associates International, Inc.                          37,300           1,342,800
  Compuware Corporation*                                           66,200             926,138
  Deluxe Corporation                                               14,700             424,830
  Electronic Data Systems Corporation                              22,400           1,400,000
  First Data Corporation                                           15,600           1,002,300
  Mercury Interactive Corporation*                                 10,300             616,970
  Microsoft Corporation*                                          116,400           8,497,200
  NCR Corporation*                                                 17,800             836,600
  Novell, Inc.*                                                   175,000             995,750
  Oracle Corporation*                                              86,900           1,651,100
  Unisys Corporation*                                              91,600           1,347,436
                                                                             ----------------
                                                                                   25,687,764
                                                                             ----------------
Construction (0.18%)
  Pulte Homes, Inc.                                                13,200             562,716
                                                                             ----------------
Construction & Mining Equipment (0.55%)
  Baker Hughes Incorporated                                        19,300             646,550
  United Technologies Corporation                                  15,000           1,098,900
                                                                             ----------------
                                                                                    1,745,450
                                                                             ----------------
Credit Institutions (3.67%)
  American Express Company                                         35,600           1,381,280
  Countrywide Credit Industries, Inc.                               9,100             417,508
  Fannie Mae                                                       46,800           3,985,020
  Freddie Mac                                                      60,300           4,221,000
  Household International, Inc.                                    15,000           1,000,500
  MBNA Corporation                                                 18,300             602,985
                                                                             ----------------
                                                                                   11,608,293
                                                                             ----------------
Crude Petroleum & Natural Gas (0.67%)
  Anadarko Petroleum Corporation                                    9,900             534,897
  Apache Corporation                                                5,700             289,275
  Burlington Resources Inc.                                        15,800             631,210
  Devon Energy Corporation                                          7,100             372,750
  Kerr-McGee Corporation                                            4,500             298,215
                                                                             ----------------
                                                                                    2,126,347
                                                                             ----------------
Department Stores (2.13%)
  Federated Department Stores, Inc.*                                8,400             357,000
  J. C. Penney Company, Inc.                                        3,100              81,716
  Sears, Roebuck and Co.                                           42,000           1,777,020
  The TJX Companies, Inc.                                          31,400           1,000,718
  Wal-Mart Stores, Inc.                                            71,900           3,508,720
                                                                             ----------------
                                                                                    6,725,174
                                                                             ----------------
Drugs (5.87%)
  Abbott Laboratories                                              40,100           1,925,201
  American Home Products Corporation                               34,700           2,027,868
  Amgen Inc.*                                                      12,000             728,160
  Eli Lilly and Company                                            37,400           2,767,600
  Forest Laboratories, Inc.*                                        6,200             440,200
  Merck & Co., Inc.                                                56,100           3,585,351

12               See Notes to Financial Statements


                                     LINDNER INVESTMENTS

                           SCHEDULE OF INVESTMENTS - JUNE 30, 2001

                                                         Number of Shares -
                                                          Principal Amount
Name of Issuer and Title of Issue                             of Bonds            Value
-------------------------------------------------------  ------------------  ----------------
LINDNER GROWTH AND INCOME FUND
------------------------------
Drugs (continued)
  Pfizer Inc.                                                     151,500    $      6,067,575
  Sigma-Aldrich Corporation                                         6,700             258,754
  Watson Pharmaceuticals, Inc.*                                    11,800             727,352
                                                                             ----------------
                                                                                   18,528,061
                                                                             ----------------
Durable Goods (1.63%)
  Johnson & Johnson                                                90,500           4,525,000
  W.W. Grainger, Inc.                                              15,000             617,400
                                                                             ----------------
                                                                                    5,142,400
                                                                             ----------------
Ecomomic Research Companies (0.19%)
  Moody's Corporation                                              17,800             596,300
                                                                             ----------------
Electric Services (1.87%)
  Calpine Corporation*                                             22,400             846,720
  Duke Energy Corporation                                           7,100             276,971
  Edison International*                                           100,000           1,115,000
  Exelon Corporation                                                4,700             301,364
  FirstEnergy Corp.                                                22,500             723,600
  PPL Corporation                                                  13,300             731,500
  Reliant Energy, Inc.                                             14,000             450,940
  Sempra Energy                                                    37,800           1,033,452
  Xcel Energy, Inc.                                                14,500             412,525
                                                                             ----------------
                                                                                    5,892,072
                                                                             ----------------
Electronics & Electrical Equipment (3.78%)
  General Electric Company                                        210,300          10,252,125
  Temple-Inland Inc.                                                3,400             181,186
  Whirlpool Corporation                                            24,100           1,506,250
                                                                             ----------------
                                                                                   11,939,561
                                                                             ----------------
Electronics (Semiconductors) (1.98%)
  Altera Corporation*                                              33,400             968,600
  Intel Corporation                                                87,100           2,547,675
  Linear Technology Corporation                                     7,400             327,228
  LSI Logic Corporation*                                           54,500           1,024,600
  Micron Technology, Inc.                                           7,800             320,580
  National Semiconductor Corporation*                              19,000             553,280
  Texas Instruments Incorporated                                   15,900             500,850
                                                                             ----------------
                                                                                    6,242,813
                                                                             ----------------
Engines & Turbines (0.11%)
  Cummins Inc.                                                      9,000             348,300
                                                                             ----------------
Food & Beverages (2.39%)
  Anheuser-Busch Companies, Inc.                                   20,800             856,960
  Campbell Soup Company                                            14,300             368,225
  The Coca-Cola Company                                            14,000             630,000
  H. J. Heinz Company                                               8,900             363,921
  Hershey Foods Corporation                                         8,000             493,680
  Kellogg Company                                                  17,600             510,400
  PepsiCo, Inc.                                                    83,300           3,681,860
  Ralston Purina Group                                             21,700             651,434
                                                                             ----------------
                                                                                    7,556,480
                                                                             ----------------
Gas Production & Distribution (0.85%)
  Dynegy Inc.                                                       9,500             441,750
  El Paso Corporation                                              10,000             525,400
  NICOR Inc.                                                       22,300             869,254
  Peoples Energy Corporation                                       21,000             844,200
                                                                             ----------------
                                                                                    2,680,604
                                                                             ----------------
Health Services (0.24%)
  Tenet Healthcare Corporation*                                    14,700             758,373
                                                                             ----------------
                                                         Number of Shares -
                                                          Principal Amount
Name of Issuer and Title of Issue                             of Bonds            Value
-------------------------------------------------------  ------------------  ----------------
Index (0.93%)
  Standard & Poor's Depositary Receipts Trust                      24,000    $      2,943,600
                                                                             ----------------
Industrial Machinery (0.09%)
  The Timken Company                                               17,500             296,450
                                                                             ----------------
Insurance (2.65%)
  Ambac Financial Group, Inc.                                       3,200             186,240
  American International Group, Inc.                               58,200           5,005,200
  The Chubb Corporation                                             4,900             379,407
  Jefferson-Pilot Corporation                                       4,500             217,440
  The Progressive Corporation                                       6,300             851,697
  UnumProvident Corporation                                        17,000             546,040
  Wellpoint Health Networks Inc.*                                  12,700           1,196,848
                                                                             ----------------
                                                                                    8,382,872
                                                                             ----------------
Lumber & Wood Products (0.30%)
  Georgia-Pacific Group                                            14,000             473,900
  Louisiana-Pacific Corporation                                    40,100             470,373
                                                                             ----------------
                                                                                      944,273
                                                                             ----------------
Manufacturing (1.14%)
  Mattel, Inc.                                                     50,300             951,676
  Tyco International Ltd.(f)                                       48,400           2,637,800
                                                                             ----------------
                                                                                    3,589,476
                                                                             ----------------
Medical Instruments (0.74%)
  Baxter International Inc.                                        23,600           1,156,400
  Becton, Dickinson and Company                                    10,500             375,795
  C. R. Bard, Inc.                                                 13,900             791,605
                                                                             ----------------
                                                                                    2,323,800
                                                                             ----------------
Metal Mining (0.18%)
  Atlas Minerals, Inc. - Rule 144A*,(a),(r) (Acquired
    6/01/95, Cost $3,486,620)                                     959,981                   0
  Freeport-McMoRan Copper & Gold, Inc. - Class B*                  26,700             295,035
  Placer Dome Inc.(f)                                              28,500             279,300
  Uranium Resources, Inc. - Rule 144A*,(a),(r) (Acquired
    5/25/95, Cost $4,750,827)                                   1,583,609                   0
                                                                             ----------------
                                                                                      574,335
                                                                             ----------------
Miscellaneous Machinery (0.12%)
  Parker-Hannifin Corporation                                       8,700             369,228
                                                                             ----------------
Motion Pictures (0.14%)
  The Walt Disney Company                                          15,900             459,351
                                                                             ----------------
Navigation & Electrical Equipment (0.27%)
  Raytheon Company                                                 10,300             273,465
  Teradyne, Inc*                                                   17,300             572,630
                                                                             ----------------
                                                                                      846,095
                                                                             ----------------
Non-Durable Goods (0.17%)
  SYSCO Corporation                                                19,500             529,425
                                                                             ----------------
Oil & Gas Field Services (0.58%)
  Nabors Industries, Inc.*                                         19,200             714,240
  Noble Drilling Corporation*                                      11,700             383,175
  Rowan Companies, Inc.*                                           32,600             720,460
                                                                             ----------------
                                                                                    1,817,875
                                                                             ----------------
Paper & Paper Products (0.76%)
  Boise Cascade Corporation                                        14,800             520,516
  Kimberly-Clark Corporation                                       10,700             598,130

                 See Notes to Financial Statements                13


                                     LINDNER INVESTMENTS

                           SCHEDULE OF INVESTMENTS - JUNE 30, 2001

                                                         Number of Shares -
                                                          Principal Amount
Name of Issuer and Title of Issue                             of Bonds            Value
-------------------------------------------------------  ------------------  ----------------
LINDNER GROWTH AND INCOME FUND
------------------------------
Paper & Paper Products (continued)
  Pactiv Corporation*                                              45,700    $        612,380
  Willamette Industries, Inc.                                      13,300             658,350
                                                                             ----------------
                                                                                    2,389,376
                                                                             ----------------
Personal Services (0.15%)
  H&R Block, Inc.                                                   7,200             464,760
                                                                             ----------------
Petroleum Refining (4.03%)
  Chevron Corporation                                              22,100           2,000,050
  Exxon Mobil Corporation                                          64,800           5,660,280
  Phillips Petroleum Company                                        7,700             438,900
  Royal Dutch Petroleum Company(f)                                 39,900           2,324,973
  Sunoco, Inc.                                                     26,800             981,684
  Unocal Corporation                                                4,600             157,090
  USX-Marathon Group                                               39,900           1,177,449
                                                                             ----------------
                                                                                   12,740,426
                                                                             ----------------
Photographic Equipment (0.09%)
  Xerox Corporation                                                29,600             283,272
                                                                             ----------------
Primary Metal Industries (0.56%)
  Alcan Inc.(f)                                                    13,100             550,462
  Alcoa Inc.                                                       22,000             866,800
  Worthington Industries, Inc.                                     25,100             341,360
                                                                             ----------------
                                                                                    1,758,622
                                                                             ----------------
Printing & Publishing (1.13%)
  Dow Jones & Company, Inc.                                        12,900             770,259
  The McGraw-Hill Companies, Inc.                                   2,900             191,835
  Meredith Corporation                                             13,200             472,692
  Viacom Inc. - Class A*                                            1,300              68,952
  Viacom Inc. - Class B*                                           40,100           2,075,175
                                                                             ----------------
                                                                                    3,578,913
                                                                             ----------------
Restaurants (0.72%)
  Darden Restaurants, Inc.                                         34,000             948,600
  Tricon Global Restaurants, Inc.*                                 25,300           1,110,670
  Wendy's International, Inc.                                       9,000             229,860
                                                                             ----------------
                                                                                    2,289,130
                                                                             ----------------
Retail (1.39%)
  AutoZone, Inc.*                                                  28,500           1,068,750
  Circuit City Stores - Circuit City Group                         71,200           1,281,600
  CVS Corporation                                                  21,400             826,040
  Dollar General Corporation                                       24,900             485,550
  Kohl's Corporation*                                              11,800             740,214
                                                                             ----------------
                                                                                    4,402,154
                                                                             ----------------
Rubber & Plastic Products (0.82%)
  Cooper Tire & Rubber Company                                     25,000             355,000
  The Goodyear Tire & Rubber Company                               25,100             702,800
  Reebok International Ltd.*                                       32,800           1,047,960
  Sealed Air Corporation*                                           7,400             275,650
  Tupperware Corporation                                            9,400             220,242
                                                                             ----------------
                                                                                    2,601,652
                                                                             ----------------
Savings Institutions (0.68%)
  Golden West Financial Corporation                                14,600             937,904
  Washington Mutual, Inc.                                          32,550           1,222,253
                                                                             ----------------
                                                                                    2,160,157
                                                                             ----------------
                                                         Number of Shares -
                                                          Principal Amount
Name of Issuer and Title of Issue                             of Bonds            Value
-------------------------------------------------------  ------------------  ----------------
Security Brokers & Dealers (0.96%)
  The Bear Stearns Companies Inc.                                   5,700    $        336,129
  Lehman Brothers Holdings Inc.                                    29,400           2,285,850
  Merrill Lynch & Co., Inc.                                         6,800             402,900
                                                                             ----------------
                                                                                    3,024,879
                                                                             ----------------
Soaps, Detergents & Other Cleaning Products (1.12%)
  Colgate-Palmolive Company                                        41,300           2,436,287
  Ecolab Inc.                                                       8,700             356,439
  The Gillette Company                                             25,300             733,447
                                                                             ----------------
                                                                                    3,526,173
                                                                             ----------------
Telecommunications (3.58%)
  ALLTEL Corporation                                               26,400           1,617,264
  BellSouth Corporation                                            50,700           2,041,689
  Global Crossing Ltd.*,(f)                                        43,000             371,520
  SBC Communications Inc.                                          30,600           1,225,836
  Sprint Corp (PCS Group)*                                         28,300             683,445
  Verizon Communications Inc.                                      68,800           3,680,800
  WorldCom, Inc. - MCI Group*                                       2,888              46,497
  WorldCom, Inc. - WorldCom Group*                                115,900           1,645,780
                                                                             ----------------
                                                                                   11,312,831
                                                                             ----------------
Tobacco Products (0.73%)
  Philip Morris Companies Inc.                                     31,200           1,583,400
  UST Inc.                                                         25,500             735,930
                                                                             ----------------
                                                                                    2,319,330
                                                                             ----------------
Transportation (0.64%)
  Delta Air Lines, Inc.                                             5,300             233,624
  Norfolk Southern Corporation                                     56,800           1,175,760
  Sabre Holdings Corporation*                                      12,100             605,000
                                                                             ----------------
                                                                                    2,014,384
                                                                             ----------------
Transportation Equipment (1.59%)
  The Boeing Company                                               22,000           1,223,200
  Delphi Automotive Systems Corporation                            25,900             412,587
  Ford Motor Company                                               58,600           1,438,630
  General Dynamics Corporation                                     10,900             848,129
  ITT Industries, Inc.                                             24,700           1,092,975
                                                                             ----------------
                                                                                    5,015,521
                                                                             ----------------
Utilities (0.08%)
  PG&E Corporation*                                                23,000             257,600
                                                                             ----------------
Total Common Stocks (Cost $243,558,352)                                           235,829,905
                                                                             ----------------

NON-CONVERTIBLE BONDS (18.47%)

Computer & Office Equipment (0.00%)
  Streamlogic, 0.000%, 3/15/02                              $     774,393                   0
                                                                             ----------------
Electric Services (5.97%)
  Dominion Resources Capital Trust, 7.830%, 12/01/27           10,000,000           9,463,040
  Mirant Corporation, 7.900%, 7/15/09 - 144A(r) (Acquired
    9/01/00, Cost $4,748,102)                                   5,000,000           4,922,130
  Western Resource, Inc., 7.125%,
    8/01/09                                                     5,000,000           4,455,305
                                                                             ----------------
                                                                                   18,840,475
                                                                             ----------------

14               See Notes to Financial Statements


                                     LINDNER INVESTMENTS

                           SCHEDULE OF INVESTMENTS - JUNE 30, 2001

                                                         Number of Shares -
                                                          Principal Amount
Name of Issuer and Title of Issue                             of Bonds            Value
-------------------------------------------------------  ------------------  ----------------
LINDNER GROWTH AND INCOME FUND
------------------------------
Furniture & Fixtures (1.59%)
  Lear Corporation, 8.110%, 5/15/09                        $    5,000,000    $      5,019,015
                                                                             ----------------
Lumber & Wood Products (1.58%)
  Georgia-Pacific Group, 8.125%,
    5/15/11                                                     5,000,000           4,998,520
                                                                             ----------------
Navigation & Electrical Equipment (1.65%)
  Raytheon Company, 8.300%,
    3/01/10                                                     5,000,000           5,227,190
                                                                             ----------------
Oil & Gas Field Services (3.27%)
  Noble Affiliates, Inc., 8.000%,
    4/01/27                                                     5,000,000           5,094,720
  Union Pacific Resources Group Inc., 7.950%, 4/15/29           5,000,000           5,235,350
                                                                             ----------------
                                                                                   10,330,070
                                                                             ----------------
Petroleum Refining (3.09%)
  Ashland Inc., 6.625%, 2/15/08                                 5,000,000           4,899,950
  Phillips 66 Capital Trust II, 8.000%, 1/15/37                 5,000,000           4,854,060
                                                                             ----------------
                                                                                    9,754,010
                                                                             ----------------
Soaps, Detergents & Other Cleaning Products (1.32%)
  The Procter & Gamble Company, 6.875%, 9/15/09                 4,000,000           4,157,876
                                                                             ----------------

Total Non-Convertible Bonds (Cost $57,815,947)                                     58,327,156
                                                                             ----------------
CONVERTIBLE BONDS (0.13%)

Electronics (Semiconductors) (0.13%)
  Conexant Systems, Inc., 4.250%,
    5/01/06                                                       600,000             399,750
                                                                             ----------------

Total Convertible Bonds (Cost $1,800,062)                                             399,750
                                                                             ----------------
                                                         Number of Shares -
                                                          Principal Amount
Name of Issuer and Title of Issue                             of Bonds            Value
-------------------------------------------------------  ------------------  ----------------
U.S. GOVERNMENT AGENCY SECURITIES--MORTGAGE BACKED
  SECURITITES (6.22%)

  FNMA, 7.000%, 11/01/27                                   $   14,518,428    $     14,679,143
  FNMA, 6.500%, 12/01/27                                        5,033,938           4,978,921
                                                                             ----------------
Total U.S. Government Agency Securities--Mortgage
  Backed Securitites (Cost $19,657,574)                                            19,658,064
                                                                             ----------------

SHORT-TERM INVESTMENTS (0.10%)

U.S. Government Agency Securities (0.10%)
  FFCBDN, 7/02/2001                                               300,000             299,969
                                                                             ----------------

Total U.S. Government Agency Securities (Cost $299,969)                               299,969
                                                                             ----------------
Variable Rate Demand Notes** (0.00%)
  Wisconsin Corporate Central Credit Union Demand Note,
    3.420%                                                         10,525              10,525
                                                                             ----------------

Total Variable Rate Demand Notes (Cost $10,525)                                        10,525
                                                                             ----------------

Total Short-Term Investments (Cost $310,494)                                          310,494
                                                                             ----------------

Total Investments (Cost $323,142,429)                               99.59%        314,525,369

Excess of Other Assets over Liabilities                              0.41%          1,293,576
                                                           --------------    ----------------

Net Assets                                                         100.00%   $    315,818,945
                                                           ==============    ================

*Non-income producing.
**Variable rate security. The rates listed are as of June 30, 2001.
(a)Denotes security is affiliated. (See Note 5.)
(r)Denotes security is restricted as to resale. The aggregate value of restricted securities at
   June 30, 2001 was $4,922,130 which represented 1.56% of net assets.
(f)Foreign security
FNMA = Federal National Mortgage Association
FFCBDN = Federal Farm Credit Bureau Discount Note

                 See Notes to Financial Statements                15

PERFORMANCE SUMMARY

The Lindner Utility Fund had a total return of -38.99% for the fiscal year ended June 30, 2001. During the year, the telecommunications portion of the Fund continued to suffer with the overall decline of telecommunications stocks. At present, it is our view that this sector of the market is close to a bottom, and that a more consolidated sector is likely to re-establish its leadership in the next 12 to 18 months.

Although the Lindner Communications Fund reduced its weighting of these telecom stocks, the residual holdings had a large overall negative impact on the Fund. Worldcom, our largest telecommunications holding, declined over 67% in value during the fiscal year and was only one of several companies that lost over half of their market capitalization. Of course, not all telecommunications stocks were so decimated during this time. Verizon Communications was our second largest telecommunications holding and posted a gain of 8.5%. We believe that this sector will eventually return to favor, led by companies with solid business plans and manageable debt.

Not unexpectedly, because of the decline in value of the telecom portion of the Fund, the electric and gas utility portion increased, accounting for approximately 65% of the Fund's assets as of June 30, 2001. In the electric and gas utility segment, we focused on companies paying good dividends; companies with strong electric generation positions that are expected to benefit from industry deregulation; and companies that may benefit from consolidation within the industry, especially in the natural gas industry.
We added new natural gas company positions during the year in Cabot Oil &
Gas, Nicor, and Nisource. We added new electric utility positions in Allegheny Energy, Dominion Resources, PPL Corporation, and Southern Company. On April 2, 2001, Southern Company distributed 0.3976 shares of Mirant Corporation for each share of Southern Company owned. Mirant is an energy trading and power generation company that operates in the unregulated part of the energy industry.

We believe that the worst performance for the telecommunications sector is over and that after a period of working off excess inventories, the sector is likely to rebound as it benefits from increased capital spending over the next two years. By repositioning the Fund away from traditional utilities and solely into

LINDNER COMMUNICATIONS FUND
Formerly Lindner Utility Fund
PERFORMANCE GRAPH
----------------------------------------------

Comparison of change in value of $10,000 invested in the Dow Jones Utility Index and the Lindner Communications Fund--Investor Shares from August 30, 1993 to June 30, 2001.

                         [Communications Fund graph]

               Lindner
           Communications
                Fund          Dow Jones      S&P 500
          Investor Shares   Utility Index     Index
8/30/93        10,000         10,000         10,000
6/30/94        10,039          7,281          9,809
6/30/95        11,294          8,884         12,366
6/30/96        15,291         10,261         15,681
6/30/97        17,476         11,125         20,990
6/30/98        20,193         15,020         27,318
6/30/99        21,932         16,790         33,536
6/30/00        29,056         16,926         35,967
6/30/01        17,727         20,394         30,633

          PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE SO THAT AN INVESTOR'S
 SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                        AVERAGE ANNUAL TOTAL RETURN
                            AS OF JUNE 30, 2001

                                         1 YEAR       5 YEAR     INCEPTION
                                         ------       ------     ---------
Lindner Communications Fund Investor
  Class (inception 8/30/93)             (38.99%)       3.00%        7.58%
Lindner Communications Fund
 Institutional Class
 (inception 10/31/96)                   (39.06%)         --         3.02%
Dow Jones Utility Index*
 (inception 8/30/93)                     20.49%       14.72%        9.51%
S&P 500 Index** (inception 8/30/93)     (14.83%)      14.48%       15.35%

---------

* Dow Jones Utility Index (created in 1929) is comprised of the stocks of 15 leading utilities companies, including Edison International, Enron Corp., PG&E and Southern Company. Note: You cannot invest directly in an index.

** S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. Note:
   You cannot invest directly in an index.

communications at this time, it will be well positioned to capitalize on the relative value that this sector currently offers.

/s/ Mark T. Finn        /s/ Thomas F. Lynch          /s/ Jerry Barnes

Mark T. Finn            Thomas F. Lynch              Gerald H. Barnes
Manager                 Manager                      Manager

                                    # # #

Funds whose investments are concentrated in a specific industry or sector may be subject to a higher degree of market risk than funds whose investments are diversified.

                                     LINDNER INVESTMENTS

                           SCHEDULE OF INVESTMENTS - JUNE 30, 2001


                                                         Number of Shares -
                                                          Principal Amount
Name of Issuer and Title of Issue                             of Bonds            Value
-------------------------------------------------------  ------------------  ----------------
LINDNER COMMUNICATIONS FUND
---------------------------

COMMON STOCKS (97.89%)

Business Services (0.42%)
  TeleTech Holdings, Inc.*                                         10,000    $         89,900
                                                                             ----------------
Communications Equipment (2.19%)
  Corvis Corporation*                                              40,000             175,600
  Powerwave Technologies, Inc.*                                    20,000             290,000
                                                                             ----------------
                                                                                      465,600
                                                                             ----------------
Computer & Office Equipment (4.89%)
  Handspring, Inc.*                                                40,000             308,000
  Juniper Networks, Inc.*                                          23,500             730,850
                                                                             ----------------
                                                                                    1,038,850
                                                                             ----------------
Computer Software/Services (3.74%)
  AOL Time Warner Inc.*                                            15,000             795,000
                                                                             ----------------
Crude Petroleum & Natural Gas (5.57%)
  Apache Corporation                                               19,000             964,250
  Cabot Oil & Gas Corporation                                       9,000             219,600
                                                                             ----------------
                                                                                    1,183,850
                                                                             ----------------
Electric Services (49.54%)
  The AES Corporation*                                              3,000             129,150
  Allegheny Energy, Inc.                                           10,000             482,500
  American Electric Power Company, Inc.                            10,000             461,700
  CH Energy Group, Inc.                                             7,500             329,625
  Dominion Resources, Inc.                                         14,000             841,820
  Duke Energy Corporation                                          20,000             780,200
  Exelon Corporation                                               12,000             769,440
  FPL Group, Inc.                                                  17,000           1,023,570
  Mirant Corporation*                                               7,952             273,549
  NiSource Inc.                                                    34,000             929,220
  NSTAR                                                            10,000             425,600
  Pinnacle West Capital Corporation                                16,000             758,400
  PPL Corporation                                                  17,000             935,000
  The Southern Company                                             20,000             465,000
  TECO Energy, Inc.                                                30,000             915,000
  TXU Corp.                                                        21,000           1,011,990
                                                                             ----------------
                                                                                   10,531,764
                                                                             ----------------
Gas Production & Distribution (9.82%)
  Atmos Energy Corporation                                         15,000             366,900
  NICOR Inc.                                                        6,000             233,880
  NUI Corporation                                                   7,500             173,100
  Peoples Energy Corporation                                        6,000             241,200
  Piedmont Natural Gas Company, Inc.                               10,000             355,200

                                                         Number of Shares -
                                                          Principal Amount
Name of Issuer and Title of Issue                             of Bonds            Value
-------------------------------------------------------  ------------------  ----------------
Gas Production & Distribution (continued)
  Questar Corporation                                              18,000    $        445,680
  WGL Holdings, Inc.                                               10,000             271,100
                                                                             ----------------
                                                                                    2,087,060
                                                                             ----------------
Natural Gas Utilities (3.23%)
  Enron Corp.                                                      14,000             686,000
                                                                             ----------------
Petroleum Refining (2.05%)
  Exxon Mobil Corporation                                           5,000             436,750
                                                                             ----------------
Telecommunications (16.44%)
  BellSouth Corporation                                            17,500             704,725
  Redback Networks Inc.*                                           20,000             178,400
  Sprint Corporation (PCS Group)*                                  30,000             724,500
  Verizon Communications Inc.                                      17,260             923,410
  WorldCom, Inc. - WorldCom Group*                                 67,847             963,427
                                                                             ----------------
                                                                                    3,494,462
                                                                             ----------------

Total Common Stocks (Cost $19,394,163)                                             20,809,236
                                                                             ----------------
SHORT-TERM INVESTMENTS (1.22%)

U.S. Government Agency Securities (0.94%)
  FFCBDN, 7/02/2001                                         $     200,000             199,980
                                                                             ----------------

Total U.S. Government Agency Securities (Cost $199,980)                               199,980
                                                                             ----------------
Variable Rate Demand Notes** (0.28%)
  American Family Financial Services Demand Note,
    3.361%                                                         58,709              58,709
                                                                             ----------------

Total Variable Rate Demand Notes (Cost $58,709)                                        58,709
                                                                             ----------------

Total Short-Term Investments (Cost $258,689)                                          258,689
                                                                             ----------------

Total Investments (Cost $19,652,852)                                99.11%         21,067,925

Excess of Other Assets over Liabilities                              0.89%            190,474
                                                           --------------    ----------------

Net Assets                                                         100.00%   $     21,258,399
                                                           ==============    ================

*Non-income producing.
**Variable rate security. The rates listed are as of June 30, 2001. FFCBDN = Federal Farm Credit Bureau Discount Note

                 See Notes to Financial Statements                17

PERFORMANCE SUMMARY

The Lindner Small-Cap Growth Fund Investor Shares had a total return of -6.58% in the fiscal year ended June 30, 2001. The performance of the Russell 2000 Index--which is the benchmark for the Small-Cap Growth Fund--for the same period, was 0.57%. As a further point of comparison, the Russell 2000 Growth Index posted a -23.25% return for the same period.

The Fund returned 6.19% for the first quarter of the fiscal year
(July-August-September 2000). Two very difficult quarters in the broad market ensued (October 2000 through March 2001), resulting in Fund returns of -11.35% and -16.48% for the second and third fiscal quarters, respectively. In the last fiscal quarter--April-May-June 2001--the Fund's performance rebounded strongly, producing a return of 18.82%.

As outlined in the semi-annual report which was distributed to shareowners earlier in the year, the portfolio management of the Lindner Small-Cap Growth Fund changed on November 17, 2000. Two new co-managers were appointed to Small-Cap Growth--Roger Stamper and Stephen Wisneski. Subsequently, the Fund's holdings were transitioned to stocks of growth companies matching the managers' investment philosophy and screening criteria. This resulted in a slightly more concentrated fund in terms of the number of positions held in the portfolio.

In the last quarter of the fiscal year (ended June 30, 2001), small-cap growth stocks outperformed more value-oriented issues. Also, lower priced issues and smaller market cap issues tended to outperform higher priced issues and relatively larger small-cap companies within the benchmark. The Fund was able to capitalize on some of these trends in the quarter as it returned 18.82% compared with the Russell 2000 Index return of 14.38%. A few particularly strong performers in this period included Metro One Telecommunications, a provider of enhanced directory assistance for wireless companies; WMS Industries, an equipment supplier to the

                                            (continued on next page)

LINDNER SMALL-CAP GROWTH FUND
Formerly Lindner Small-Cap Fund
PERFORMANCE GRAPH
----------------------------------------------

Comparison of change in value of $10,000 invested in the Russell
2000 Index and the Lindner Small-Cap Growth Fund--Investor Shares from January 24, 1994 to June 30, 2001.

                        [Small-Cap Growth Fund graph]

          Lindner Small-Cap  Russell
             Growth Fund      2000
           Investor Shares    Index
1/24/94        10,000         10,000
6/30/94         9,580          9,193
6/30/95        10,953         11,042
6/30/96        13,768         13,680
6/30/97        17,204         15,914
6/30/98        19,826         18,541
6/30/99        19,848         18,819
6/30/00        23,075         21,514
6/30/01        21,557         21,637

          PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE SO THAT AN INVESTOR'S
 SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                       AVERAGE ANNUAL TOTAL RETURN
                           AS OF JUNE 30, 2001

                                        1 YEAR      5 YEAR     INCEPTION
                                        ------      ------     ---------
Lindner Small-Cap Growth Fund
  Investor Class (inception 1/24/94)    (6.58%)      9.38%       10.89%
Lindner Small-Cap Growth Fund
 Institutional Class
 (inception 11/1/96)                    (6.82%)        --         9.21%
Russell 2000 Index*
 (inception 1/24/94)                     0.57%       9.60%       10.93%

--------

* The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Note: You cannot invest directly in an index.

gaming industry; and Americredit Corp., a consumer finance company specializing in automobile loans. On the other side of the ledger, a few particularly weak performers included Aeroflex Inc.--a manufacturer of microelectronic modules and integrated circuits, which dropped on concerns of overall demand in the telecommunications industry, and Carreker Corp.--a provider of integrated consulting and software solutions primarily to banks, which announced some disappointing sales.

For the twelve months ended June 30, 2001, small-cap value stocks outperformed small-cap growth stocks, which is just the opposite of what transpired the prior 12 months, when growth outperformed value. For the one-year period ended June 30, 2001, the Russell 2000 Growth Index (as cited earlier) returned -23.25% vs. the Russell 2000 Value Index's return of 30.87%. This 54% spread more than reversed the prior year's outperformance of growth over value of almost 30%. The fund managers successfully adjusted to these market realities by increasing the sensitivity to the value component of our work within our growth focus.

Looking ahead, we remain enthusiastic about the prospects for the Lindner Small-Cap Growth Fund, especially in light of the current favorable environment for smaller-cap stocks. As mentioned in the previous report to shareowners, small-cap stocks have tended to outperform larger capitalization issues in a cyclical pattern. These patterns last, on average, about six years. We believe we are in the midst of another period of time when small-cap stocks will continue to outperform larger stocks, as they have in each of the last two years. Given this background, we will continue to look for opportunities to take advantage of what could be a third year of small-cap outperformance.

Currently, we are emphasizing economically sensitive sectors, which should benefit from the Federal Reserve's quick actions on lowering interest rates since the start of the calendar year. These sectors include Specialty Retail, Housing, and Restaurants. Healthcare continues to be an area of focus as well. The technology sector is represented in the portfolio but the Fund's relative weighting is modest, given current valuation issues surrounding this sector.

The recently concluded fiscal year represents a successful year, in terms of performance, particularly when viewed in light of the challenges presented by the volatile equity markets for growth managers in this time frame. Although the Fund modestly underperformed the Russell 2000 benchmark during the recently concluded fiscal year, the Fund maintained a diversified and liquid portfolio characterized by companies with attractive relative value and what we believe to be superior growth prospects. Management is confident that the Fund continues to offer shareowners an excellent investment opportunity in the small-cap growth segment of the market.

/s/ Roger H. Stamper                  /s/ Stephen J. Wisneski

Roger H. Stamper, CFA                 Stephen J. Wisneski, CFA
Portfolio Manager                     Portfolio Manager


                                    # # #

Stocks of small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of larger companies, and they may be expected to do so in the future.

                                     LINDNER INVESTMENTS

                           SCHEDULE OF INVESTMENTS - JUNE 30, 2001


                                                         Number of Shares -
                                                          Principal Amount
Name of Issuer and Title of Issue                             of Bonds            Value
-------------------------------------------------------  ------------------  ----------------
LINDNER SMALL-CAP GROWTH FUND
-----------------------------

COMMON STOCKS (99.15%)

Banks (Major Regional) (0.91%)
  Sterling Bancshares, Inc.                                        10,000    $        191,800
                                                                             ----------------
Biotechnology (3.73%)
  Digene Corporation*                                               7,500             306,000
  Medicis Pharmaceutical Corporation - Class A*                     4,500             238,500
  NPS Pharmaceuticals, Inc.*                                        6,000             241,200
                                                                             ----------------
                                                                                      785,700
                                                                             ----------------
Computers (Hardware) (1.47%)
  Inrange Technologies Corporation - Class B*                      20,200             310,070
                                                                             ----------------
Computers (Networking) (1.04%)
  SonicWALL, Inc.*                                                  8,700             219,327
                                                                             ----------------
Computers (Peripherals) (0.90%)
  Advanced Digital Information Corporation*                        11,000             190,300
                                                                             ----------------
Computers (Software & Services) (8.65%)
  Advent Software, Inc.*                                            4,500             285,750
  Digital Insight Corporation*                                     15,000             331,500
  HNC Software Inc.*                                                9,000             175,500
  Interwoven, Inc.*                                                15,000             253,500
  Manhattan Associates, Inc.*                                       7,700             306,075
  MapInfo Corporation*                                             12,500             275,000
  Websense, Inc.*                                                   9,800             196,000
                                                                             ----------------
                                                                                    1,823,325
                                                                             ----------------
Consumer Finance (2.59%)
  AmeriCredit Corp.*                                               10,500             545,475
                                                                             ----------------
Distributors (Food & Health) (1.98%)
  Performance Food Group Company*                                  13,800             417,174
                                                                             ----------------
Electrical Equipment (2.38%)
  Active Power, Inc.*                                               6,300             105,084
  AstroPower, Inc.*                                                 7,600             396,264
                                                                             ----------------
                                                                                      501,348
                                                                             ----------------
Electronics (Instrumentation) (0.56%)
  Pemstar Inc.*                                                     8,000             117,440
                                                                             ----------------
Electronics (Semiconductors) (5.02%)
  Alpha Industries, Inc.*                                           6,000             177,300
  ANADIGICS, Inc.*                                                  5,500             126,500
  AXT, Inc.*                                                       11,500             307,050
  Numerical Technologies, Inc.*                                     6,900             144,900
  Oak Technology, Inc.*                                            15,000             158,850
  Therma-Wave Inc.*                                                 7,500             143,025
                                                                             ----------------
                                                                                    1,057,625
                                                                             ----------------
Equipment (Semiconductor) (2.17%)
  MKS Instruments, Inc.*                                            7,700             221,760
  Photronics, Inc.*                                                 4,300             110,338
  Ultratech Stepper, Inc.*                                          4,900             125,685
                                                                             ----------------
                                                                                      457,783
                                                                             ----------------
Financial Diversified (0.91%)
  Financial Federal Corporation*                                    6,600             191,070
                                                                             ----------------
Gaming, Lottery & Parimutuel (2.60%)
  WMS Industries Inc.*                                             17,000             546,890
                                                                             ----------------
                                                         Number of Shares -
                                                          Principal Amount
Name of Issuer and Title of Issue                             of Bonds            Value
-------------------------------------------------------  ------------------  ----------------
Health Care (Drugs - Major Pharmaceuticals) (5.58%)
  Noven Pharmaceuticals, Inc.*                                      6,300    $        246,960
  Salix Pharmaceuticals, Ltd.*                                      9,200             226,780
  SICOR Inc.*                                                      30,400             702,240
                                                                             ----------------
                                                                                    1,175,980
                                                                             ----------------
Health Care (Hospital Management) (2.18%)
  Province Healthcare Company*                                     13,000             458,770
                                                                             ----------------
Health Care (Medical Products & Supply) (1.76%)
  ESC Medical Systems Ltd.*,(f)                                     6,700             193,295
  Integra LifeSciences Holdings*                                    8,200             177,530
                                                                             ----------------
                                                                                      370,825
                                                                             ----------------
Health Care (Specialized Services) (7.08%)
  Accredo Health, Incorporated*                                    15,000             557,850
  AdvancePCS*                                                       8,100             518,805
  American Medical Systems Holdings, Inc.*                          6,300              96,705
  Caremark Rx, Inc.*                                               19,300             317,485
                                                                             ----------------
                                                                                    1,490,845
                                                                             ----------------
Insurance (Multi-Line) (0.87%)
  HCC Insurance Holdings, Inc.                                      7,500             183,750
                                                                             ----------------
Manufacturing (Specialized) (2.39%)
  Capstone Turbine Corporation*                                     6,500             143,585
  Dal-Tile International Inc.*                                     19,400             359,870
                                                                             ----------------
                                                                                      503,455
                                                                             ----------------
Oil & Gas (Drilling & Equipment) (6.34%)
  Grey Wolf, Inc.*                                                 70,000             280,000
  Newpark Resources, Inc.*                                         25,500             283,050
  Oceaneering International, Inc.*                                 11,600             240,700
  Superior Energy Services, Inc.*                                  17,300             136,670
  Unit Corporation*                                                25,000             396,250
                                                                             ----------------
                                                                                    1,336,670
                                                                             ----------------
Oil & Gas (Exploration & Production) (2.27%)
  Encore Acquisition Company*                                      13,800             158,700
  Spinnaker Exploration Company*                                    8,000             318,880
                                                                             ----------------
                                                                                      477,580
                                                                             ----------------
Restaurants (2.92%)
  Buca, Inc.*                                                      16,000             348,000
  California Pizza Kitchen, Inc.*                                  11,500             267,375
                                                                             ----------------
                                                                                      615,375
                                                                             ----------------
Retail (Specialty - Apparel) (4.82%)
  Hot Topic, Inc.*                                                 16,000             497,600
  Quiksilver, Inc.*                                                20,700             517,500
                                                                             ----------------
                                                                                    1,015,100
                                                                             ----------------
Retail (Specialty) (4.72%)
  Christopher & Banks Corporation*                                  6,000             195,600
  Genesco Inc.*                                                     8,300             278,880
  Rent-A-Center, Inc.*                                              9,900             520,740
                                                                             ----------------
                                                                                      995,220
                                                                             ----------------
Services (Commercial & Consumer) (11.07%)
  Copart, Inc.*                                                    20,800             608,400
  Corinthian Colleges, Inc.*                                       11,800             555,426
  Edison Schools Inc.*                                             14,000             319,760
  Iron Mountain Incorporated*                                       4,800             215,232
  MAXIMUS, Inc.*                                                    5,300             212,477
  The Princeton Review, Inc.*                                      17,000             146,200

20               See Notes to Financial Statements


                                     LINDNER INVESTMENTS

                           SCHEDULE OF INVESTMENTS - JUNE 30, 2001

                                                         Number of Shares -
                                                          Principal Amount
Name of Issuer and Title of Issue                             of Bonds            Value
-------------------------------------------------------  ------------------  ----------------
LINDNER SMALL-CAP GROWTH FUND
-----------------------------
Services (Commercial & Consumer) (continued)
  SureBeam Corporation - Class A*                                  16,000    $        273,920
                                                                             ----------------
                                                                                    2,331,415
                                                                             ----------------
Telecommunications (Cellular/Wireless) (1.85%)
  Metro One Telecommunications, Inc.*                               6,000             389,220
                                                                             ----------------
Textiles (Apparel) (1.67%)
  Columbia Sportswear Company*                                      6,900             351,831
                                                                             ----------------
Textiles (Home Furnishings) (2.00%)
  Mohawk Industries, Inc.*                                         12,000             422,400
                                                                             ----------------
Trucks & Parts (1.01%)
  Oshkosh Truck Corporation                                         4,800             212,400
                                                                             ----------------
Waste Management (5.71%)
  Stericycle, Inc.*                                                13,500             633,825
  Waste Connections, Inc.*                                         15,800             568,800
                                                                             ----------------
                                                                                    1,202,625
                                                                             ----------------

Total Common Stocks (Cost $17,686,520)                                             20,888,788
                                                                             ----------------

                                                         Number of Shares -
                                                          Principal Amount
Name of Issuer and Title of Issue                             of Bonds            Value
-------------------------------------------------------  ------------------  ----------------
SHORT-TERM INVESTMENTS (0.79%)

U.S. Government Agency Securities (0.47%)
  FNMADN, 7/25/2001                                         $     100,000    $         99,757
                                                                             ----------------
Total U.S. Government Agency Securities (Cost $99,757)                                 99,757
                                                                             ----------------
Variable Rate Demand Notes** (0.32%)
  American Family Financial Services Demand Note,
    3.361%                                                         52,241              52,241
  Wisconsin Corporate Central Credit Union Demand Note,
    3.420%                                                         15,334              15,334
                                                                             ----------------

Total Variable Rate Demand Notes (Cost $67,575)                                        67,575
                                                                             ----------------

Total Short-Term Investments (Cost $167,332)                                          167,332
                                                                             ----------------

Total Investments (Cost $17,853,852)                                99.94%         21,056,120

Excess of Other Assets over Liabilities                              0.06%             11,883
                                                           --------------    ----------------

Net Assets                                                         100.00%   $     21,068,003
                                                           ==============    ================

*Non-income producing.
**Variable rate security. The rates listed are as of June 30, 2001.
(f)Foreign security.
FNMADN = Federal National Mortgage Association Discount Note

                 See Notes to Financial Statements                21

FUND SUMMARY

By approval of the Shareowners, the Lindner Opportunities Fund was liquidated in July 2001.

LINDNER OPPORTUNITIES FUND

PERFORMANCE GRAPH
----------------------------------------------

Comparison of change in value of $10,000 invested in the Standard & Poor's 500 Index and the Lindner Opportunities Fund from October 11, 1999 (inception) to June 30, 2001.

                         [Opportunities Fund graph]

              Lindner         S&P 500
         Opportunities Fund    Index
10/11/99       10,000         10,000
6/30/00        11,519         10,986
6/30/01         9,496          9,357

          PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE SO THAT AN INVESTOR'S
 SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                     AVERAGE ANNUAL TOTAL RETURN
                         AS OF JUNE 30, 2001

                                                1 YEAR     INCEPTION
                                                ------     ---------
Lindner Opportunities Fund                     (17.56%)     (2.96%)
S&P 500 Index*                                 (14.83%)     (3.78%)

--------

* S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. Note: You cannot invest directly in an index.

                                     LINDNER INVESTMENTS

                           SCHEDULE OF INVESTMENTS - JUNE 30, 2001


                                                         Number of Shares -
                                                          Principal Amount
Name of Issuer and Title of Issue                             of Bonds            Value
-------------------------------------------------------  ------------------  ----------------
LINDNER OPPORTUNITIES FUND
--------------------------

COMMON STOCKS (61.29%)

Computer & Office Equipment (2.38%)
  Hewlett-Packard Company                                             200    $          5,720
  International Business Machines Corporation (IBM)                   200              22,600
                                                                             ----------------
                                                                                       28,320
                                                                             ----------------
Computer Software/Services (5.47%)
  Citrix Systems, Inc.*                                             1,300              45,370
  Liberate Technologies, Inc.*                                      1,800              19,710
                                                                             ----------------
                                                                                       65,080
                                                                             ----------------
Construction (2.10%)
  Lennar Corporation                                                  600              25,020
                                                                             ----------------
Crude Petroleum & Natural Gas (6.44%)
  Burlington Resources Inc.                                         1,000              39,950
  Comstock Resources, Inc.*                                         1,500              15,375
  Occidental Petroleum Corporation                                    800              21,272
                                                                             ----------------
                                                                                       76,597
                                                                             ----------------
Drugs (4.42%)
  Aviron*                                                             400              22,800
  ImClone Systems Incorporated*                                       500              26,400
  XOMA Ltd.*                                                          200               3,412
                                                                             ----------------
                                                                                       52,612
                                                                             ----------------
Electric Services (2.54%)
  Calpine Corporation*                                                800              30,240
                                                                             ----------------
Electronics (Semiconductors) (3.53%)
  International Rectifier Corporation*                                300              10,230
  Oak Technology, Inc.*                                             3,000              31,770
                                                                             ----------------
                                                                                       42,000
                                                                             ----------------
Gas Production & Distribution (1.77%)
  El Paso Corporation                                                 400              21,016
                                                                             ----------------
Health Services (3.04%)
  Tenet Healthcare Corporation*                                       700              36,113
                                                                             ----------------
Index (8.04%)
  iShares S&P 500 Index Fund                                          250              30,700
  Nasdaq-100 Index Tracking Stock                                     750              34,237
  Standard & Poor's Depositary Receipts Trust                         250              30,663
                                                                             ----------------
                                                                                       95,600
                                                                             ----------------
Insurance (2.08%)
  UnitedHealth Group Incorporated                                     400              24,700
                                                                             ----------------
Laboratory & Optical Instruments (0.93%)
  PerkinElmer, Inc.                                                   400              11,012
                                                                             ----------------
Manufacturing (2.70%)
  Mattel, Inc.                                                      1,700              32,164
                                                                             ----------------
Metal Mining (2.14%)
  Placer Dome Inc.(f)                                               2,600              25,480
                                                                             ----------------
Natural Gas Utilities (1.24%)
  Enron Corp.                                                         300              14,700
                                                                             ----------------
Non-Durable Goods (2.74%)
  SYSCO Corporation                                                 1,200              32,580
                                                                             ----------------
                                                         Number of Shares -
                                                          Principal Amount
Name of Issuer and Title of Issue                             of Bonds            Value
-------------------------------------------------------  ------------------  ----------------
Oil & Gas Field Services (2.40%)
  Key Energy Services, Inc.*                                          900    $          9,756
  Patterson - UTI Energy, Inc.*                                       300               5,361
  Superior Energy Services, Inc.*                                   1,700              13,430
                                                                             ----------------
                                                                                       28,547
                                                                             ----------------
Primary Metal Industries (1.35%)
  Belden Inc.                                                         600              16,050
                                                                             ----------------
Tobacco Products (2.56%)
  Philip Morris Companies Inc.                                        600              30,450
                                                                             ----------------
Transportation & Equipment (3.42%)
  The Boeing Company                                                  300              16,680
  Teekay Shipping Corporation(f)                                      600              24,012
                                                                             ----------------
                                                                                       40,692
                                                                             ----------------

Total Common Stocks (Cost $692,486)                                                   728,973
                                                                             ----------------
SHORT-TERM INVESTMENTS (36.58%)

U.S. Government Agency Securities (33.63%)
  FFCBDN, 7/02/2001                                         $     400,000             399,959
                                                                             ----------------

Total U.S. Government Agency Securities (Cost $399,959)                               399,959
                                                                             ----------------
Variable Rate Demand Notes** (2.95%)
  American Family Financial Services Demand Note,
    3.361%                                                          1,677               1,677
  Wisconsin Corporate Central Credit Union Demand Note,
    3.420%                                                         25,304              25,304

  Wisconsin Electric Demand Note, 3.361%                            8,074               8,074
                                                                             ----------------

Total Variable Rate Demand Notes (Cost $35,055)                                        35,055
                                                                             ----------------

Total Short-Term Investments (Cost $435,014)                                          435,014
                                                                             ----------------

CALL OPTIONS PURCHASED (2.71%)                              Contracts
                                                          (100 shares per
                                                             contract)
                                                         ------------------
Nasdaq-100 Index Tracking Stock,
    Expiring July 2001 at 45                                           90              20,700
S&P 500 Index, Expiring July 2001 at 1225                               5              11,550
                                                                             ----------------

Total Call Options (Cost $23,940)                                                      32,250
                                                                             ----------------

Total Investments (Cost $1,151,440)                                100.58%          1,196,237

Excess of Liabilities over Other Assets                            (0.58)%            (6,934)
                                                           --------------    ----------------

Net Assets                                                         100.00%   $      1,189,303
                                                           ==============    ================

*Non-income producing.
**Variable rate security. The rates listed are as of June 30, 2001.
(f)Foreign security.
FFCBDN = Federal Farm Credit Bureau Discount Note

                 See Notes to Financial Statements                23

PERFORMANCE SUMMARY

The Lindner Market Neutral Fund had a total return of 2.58% for this fiscal year ended June 30, 2001. The Fund's benchmark, the 90-day T-bill, returned 5.26% over the same period. The performance of the S&P 500 Index and NASDAQ Composite Index for the fiscal year was -14.83% and -45.51%, respectively.

As expected from a market neutral strategy, volatility remained considerably less than the market with an annualized standard deviation of less than five percent for the strategy versus more than 25 percent for the S&P 500 Index during the fiscal year. Going forward, we would expect to achieve long-term results more in line with our historical average.

During the course of the fiscal year, the Fund has been periodically re-balanced to ensure that our best ideas are represented in the long portfolio and that the stocks we consider to be the least promising are held in the short portfolio.

The market neutral approach of the Fund strives to protect the investment against potential downturns in the market. Management delicately balances the portfolio using both long and short equity positions, such that the overall market exposure is dramatically reduced from the portfolio.

The increasing volatility of the markets has put stricter risk management requirements on the money management side. The key tool to sound risk management remains diversification. Cross-sectional diversification is applied by broadening the investment universe (i.e. increasing the number of stocks in a portfolio), and adjusting the holding weights accordingly in order to avoid taking fundamental, sector, or company specific bets. Time diversification should also be applied by making proper asset allocation decisions to reduce the dependence of the portfolios to specific asset types. Liquidity is also a major consideration for the fund holdings in that if our opinion on a security changes, the market for the security will be broad enough so that the price of the security will be relatively unaffected by our liquidation.

Since our risk management approach consciously avoids taking specific bets, the performance of the Fund becomes completely dependent on management's investment skill. Specific bets may provide better performance in certain times, but are not 100% repeatable. On the other hand, performance coming from a sound investment

LINDNER MARKET NEUTRAL FUND
PERFORMANCE GRAPH
----------------------------------------------

Comparison of change in value of $10,000 invested in the 90 Day T-Bill Index and the Lindner Market Neutral Fund from February 11, 1994 (inception) to June 30, 2001.

                         [Market Neutral Fund graph]

            Lindner Market
             Neutral Fund       90 Day
           Investor Shares   T-Bill Index
2/11/94        10,000           10,000
6/30/94        10,243           10,156
6/30/95        10,253           10,704
6/30/96        12,657           11,267
6/30/97        10,324           11,849
6/30/98         9,283           12,460
6/30/99         9,682           13,031
6/30/00        11,546           13,729
6/30/01        11,844           14,452

          PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE SO THAT AN INVESTOR'S
 SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                      AVERAGE ANNUAL TOTAL RETURN
                          AS OF JUNE 30, 2001

                                     1 YEAR       5 YEAR    INCEPTION(1)
                                     ------       ------    ------------
Lindner Market Neutral Fund          2.58%        (1.32%)      2.32%
90 Day T-Bill Index*                 5.26%         5.10%       5.09%

--------

(1) Inception date for performance index was June 30, 1994.

* The 90 day Treasury Bills contract trades on the International Monetary Market (IMM) of the Chicago Mercantile Exchange (CME) with a face value of $1,000,000.

strategy offers consistent, recurring, and low volatility returns, providing healthy asset growth in the long run.

/s/ Jeffrey D. Fotta                          /s/ Thomas F. Lynch

Jeffrey D. Fotta                              Thomas F. Lynch
Portfolio Manager                             Portfolio Manager


                                    # # #

Although a funds' potential gain is limited to the amount of which it sold a security short, its potential loss is limited only by the maximum attainable price of the security less the price at which the security was sold short.

                                     LINDNER INVESTMENTS

                           SCHEDULE OF INVESTMENTS - JUNE 30, 2001


                                                         Number of Shares -
                                                          Principal Amount
Name of Issuer and Title of Issue                             of Bonds            Value
-------------------------------------------------------  ------------------  ----------------
LINDNER MARKET NEUTRAL FUND
---------------------------

COMMON STOCKS (87.08%)

Amusement & Recreation (1.05%)
  International Speedway Corporation                                2,200    $         92,400
  Six Flags, Inc.*                                                  3,200              67,328
                                                                             ----------------
                                                                                      159,728
                                                                             ----------------
Business Services (0.97%)
  Administaff, Inc.*                                                2,700              70,200
  Equifax Inc.                                                      2,100              77,028
                                                                             ----------------
                                                                                      147,228
                                                                             ----------------
Chemicals (4.48%)
  Air Products and Chemicals, Inc.                                  1,600              73,200
  Albemarle Corporation                                             3,200              74,144
  Cabot Corporation*                                                2,000              72,040
  Church & Dwight Co., Inc.                                         2,900              73,805
  Cytec Industries Inc.*                                            2,300              87,400
  Great Lakes Chemical Corporation                                  2,700              83,295
  IMC Global Inc.                                                   8,300              84,660
  Millennium Chemicals Inc.                                         4,300              64,715
  Praxair, Inc.                                                     1,400              65,800
                                                                             ----------------
                                                                                      679,059
                                                                             ----------------
Commercial Banks (3.89%)
  Bank of America Corporation                                       1,300              78,039
  BBVA Banco Frances SA(f)                                          3,300              81,840
  Huntington Bancshares Incorporated                                5,700              93,195
  J.P. Morgan Chase & Co.                                           1,900              84,740
  Marshall & Ilsley Corporation                                     1,700              91,630
  Northern Trust Corporation                                        1,100              68,750
  Westamerica Bancorporation                                        2,300              90,275
                                                                             ----------------
                                                                                      588,469
                                                                             ----------------
Communications Equipment (2.30%)
  CIENA Corporation*                                                1,300              49,400
  QUALCOMM Inc.*                                                    1,800             105,264
  Scientific-Atlanta, Inc.                                          2,200              89,320
  Tellabs, Inc.*                                                    5,400             104,652
                                                                             ----------------
                                                                                      348,636
                                                                             ----------------
Computer & Office Equipment (5.80%)
  Apple Computer, Inc.*                                             4,000              93,000
  Black Box Corporation*                                            1,100              74,096
  CDW Computer Centers, Inc.*                                       1,800              71,478
  Diebold, Incorporated                                             5,100             163,965
  International Business Machines Corporation (IBM)                   600              67,800
  International Game Technology*                                    2,600             163,150
  Juniper Networks, Inc.*                                           2,800              87,080
  Symbol Technologies, Inc.                                         7,100             157,620
                                                                             ----------------
                                                                                      878,189
                                                                             ----------------
Computer Software/Services (3.50%)
  Autodesk, Inc.                                                    2,000              74,600
  BARRA, Inc.*                                                      1,700              66,555
  BEA Systems, Inc.*                                                2,800              85,988
  BMC Software, Inc.*                                               3,200              72,128
  Business Objects S.A.*,(f)                                        3,200              75,520
  Infosys Technologies Limited *,(f)                                1,400              91,000
  Take-Two Interactive Software, Inc.*                              3,500              64,925
                                                                             ----------------
                                                                                      530,716
                                                                             ----------------
                                                         Number of Shares -
                                                          Principal Amount
Name of Issuer and Title of Issue                             of Bonds            Value
-------------------------------------------------------  ------------------  ----------------
Construction (0.59%)
  Clayton Homes, Inc.                                               5,700    $         89,604
                                                                             ----------------
Crude Petroleum & Natural Gas (2.49%)
  Apache Corporation                                                1,700              86,275
  Burlington Resources Inc.                                         2,100              83,895
  Equitable Resources, Inc.                                         2,600              86,606
  Newfield Exploration Company*                                     2,100              67,326
  Noble Drilling Corporation*                                       1,600              52,400
                                                                             ----------------
                                                                                      376,502
                                                                             ----------------
Department Stores (1.07%)
  Federated Department Stores, Inc.*                                2,000              85,000
  Saks Incorporated*                                                8,000              76,800
                                                                             ----------------
                                                                                      161,800
                                                                             ----------------
Drugs (1.03%)
  Chiron Corporation*                                               1,700              86,700
  Medicis Pharmaceutical Corporation*                               1,300              68,900
                                                                             ----------------
                                                                                      155,600
                                                                             ----------------
Durable Goods (2.48%)
  Apogent Technologies Inc.*                                        3,800              93,480
  Avnet, Inc.                                                       2,800              62,776
  Johnson & Johnson                                                 1,600              80,000
  Patterson Dental Company*                                         2,300              69,000
  W.W. Grainger, Inc.                                               1,700              69,972
                                                                             ----------------
                                                                                      375,228
                                                                             ----------------
Electric Services (1.96%)
  Consolidated Edison, Inc.                                         2,000              79,600
  DTE Energy Company                                                1,700              78,948
  Reliant Energy, Inc.                                              4,300             138,503
                                                                             ----------------
                                                                                      297,051
                                                                             ----------------
Electrical Equipment (0.48%)
  Electro Scientific Industries, Inc.*                              1,900              72,390
                                                                             ----------------
Electronic Components (1.81%)
  Amphenol Corporation*                                             1,400              56,070
  AVX Corporation                                                   3,800              79,800
  KEMET Corporation*                                                3,400              67,354
  Technitrol, Inc.                                                  2,700              70,200
                                                                             ----------------
                                                                                      273,424
                                                                             ----------------
Electronics & Electrical Equipment (0.96%)
  Emerson Electric Co.                                              1,100              66,550
  Teleflex Incorporated                                             1,800              79,200
                                                                             ----------------
                                                                                      145,750
                                                                             ----------------
Electronics (Semiconductors) (1.04%)
  JDS Uniphase Corporation*                                         8,700             108,750
  Vitesse Semiconductor Corporation*                                2,300              48,392
                                                                             ----------------
                                                                                      157,142
                                                                             ----------------
Engines & Turbines (0.59%)
  Stewart & Stevenson Services, Inc.                                2,700              89,100
                                                                             ----------------
Fabricated Metal Products (1.13%)
  Cooper Industries, Inc.                                           2,200              87,098
  Fortune Brands, Inc.                                              2,200              84,392
                                                                             ----------------
                                                                                      171,490
                                                                             ----------------

                 See Notes to Financial Statements                25


                                     LINDNER INVESTMENTS

                           SCHEDULE OF INVESTMENTS - JUNE 30, 2001

                                                         Number of Shares -
                                                          Principal Amount
Name of Issuer and Title of Issue                             of Bonds            Value
-------------------------------------------------------  ------------------  ----------------
LINDNER MARKET NEUTRAL FUND
---------------------------
Food & Beverages (3.94%)
  Coca-Cola Enterprises Inc.                                        5,500    $         89,925
  General Mills, Inc.                                               1,800              78,804
  Hormel Foods Corporation                                          3,500              85,190
  IBP, Inc.                                                        10,900             275,225
  The Pepsi Bottling Group, Inc.                                    1,700              68,170
                                                                             ----------------
                                                                                      597,314
                                                                             ----------------
Food Stores (0.47%)
  Whole Foods Market, Inc.*                                         2,600              70,460
                                                                             ----------------
Footwear (0.39%)
  The Timberland Company*                                           1,500              59,265
                                                                             ----------------
Furniture & Fixtures (2.07%)
  Hillenbrand Industries, Inc.                                      1,400              79,954
  HON INDUSTRIES Inc.                                               2,900              70,238
  Lear Corporation*                                                 2,600              90,740
  Newell Rubbermaid Inc.                                            2,900              72,790
                                                                             ----------------
                                                                                      313,722
                                                                             ----------------
Gas Production & Distribution (1.02%)
  El Paso Corporation                                               1,700              89,318
  Kinder Morgan, Inc.                                               1,300              65,325
                                                                             ----------------
                                                                                      154,643
                                                                             ----------------
Health Services (2.96%)
  Caremark Rx, Inc.*                                                4,700              77,315
  First Health Group Corp.*                                         2,800              67,536
  HEALTHSOUTH Corporation*                                          5,900              94,223
  Laboratory Corporation*                                             500              38,450
  Lincare Holdings Inc.*                                            2,600              78,026
  Manor Care, Inc.*                                                 2,900              92,075
                                                                             ----------------
                                                                                      447,625
                                                                             ----------------
Hotels & Motels (0.44%)
  Hilton Hotels Corporation                                         5,800              67,280
                                                                             ----------------
Industrial Machinery (0.99%)
  Ingersoll-Rand Company                                            1,900              78,280
  Varian Medical Systems, Inc.*                                     1,000              71,500
                                                                             ----------------
                                                                                      149,780
                                                                             ----------------
Insurance (3.89%)
  AdvancePCS*                                                       1,500              96,075
  HCC Insurance Holdings, Inc.                                      3,700              90,650
  Health Net Inc.*                                                  3,800              66,120
  MetLife, Inc.                                                     2,800              86,744
  The PMI Group, Inc.                                               1,100              79,926
  Trigon Healthcare, Inc.*                                          1,300              84,305
  Wellpoint Health Networks Inc.*                                     900              84,816
                                                                             ----------------
                                                                                      588,636
                                                                             ----------------
Laboratory & Optical Instruments (1.28%)
  Allergan, Inc.                                                      900              76,950
  Millipore Corporation                                             1,300              80,574
  Waters Corporation*                                               1,300              35,893
                                                                             ----------------
                                                                                      193,417
                                                                             ----------------
Manufacturing (1.07%)
  Callaway Golf Company                                             5,800              91,640
  Tyco International Ltd.(f)                                        1,300              70,850
                                                                             ----------------
                                                                                      162,490
                                                                             ----------------
                                                         Number of Shares -
                                                          Principal Amount
Name of Issuer and Title of Issue                             of Bonds            Value
-------------------------------------------------------  ------------------  ----------------
Manufacturing (Specialized) (1.17%)
  Cabot Microelectronics Corporation                                1,500    $         93,000
  Gentex Corporation*                                               3,000              83,610
                                                                             ----------------
                                                                                      176,610
                                                                             ----------------
Medical Instruments (0.93%)
  Coherent, Inc.*                                                   2,000              72,340
  Respironics, Inc.*                                                2,300              68,448
                                                                             ----------------
                                                                                      140,788
                                                                             ----------------
Metal Mining (0.41%)
  Phelps Dodge Corporation                                          1,500              62,250
  Uranium Resources, Inc. - Rule 144A*,(a),(r) (Acquired
    06/25/97, Cost $1,150,015)                                    383,341                   0
                                                                             ----------------
                                                                                       62,250
                                                                             ----------------
Motion Pictures (0.44%)
  The Walt Disney Company                                           2,300              66,447
                                                                             ----------------
Non-Durable Goods (1.01%)
  Fleming Companies, Inc.                                           2,400              85,680
  SYSCO Corporation                                                 2,500              67,875
                                                                             ----------------
                                                                                      153,555
                                                                             ----------------
Oil & Gas Field Services (2.27%)
  BJ Services Company*                                              1,800              51,084
  Marine Drilling Companies, Inc.*                                  2,600              49,686
  Nabors Industries, Inc.*                                          1,300              48,360
  Noble Affiliates, Inc.                                            1,700              60,095
  Rowan Companies, Inc.*                                            3,500              77,350
  Weatherford International, Inc.*                                  1,200              57,600
                                                                             ----------------
                                                                                      344,175
                                                                             ----------------
Paper & Paper Products (0.96%)
  Boise Cascade Corporation                                         2,000              70,340
  Westvaco Corporation                                              3,100              75,299
                                                                             ----------------
                                                                                      145,639
                                                                             ----------------
Petroleum Refining (0.59%)
  Amerada Hess Corporation                                          1,100              88,880
                                                                             ----------------
Primary Metal Industries (1.04%)
  Alcoa Inc.                                                        2,300              90,620
  Engelhard Corporation                                             2,600              67,054
                                                                             ----------------
                                                                                      157,674
                                                                             ----------------
Printing & Publishing (0.93%)
  Harte-Hanks, Inc.                                                 3,000              74,280
  Viacom Inc.*                                                      1,300              67,275
                                                                             ----------------
                                                                                      141,555
                                                                             ----------------
Real Estate Investment Trusts (1.55%)
  CarrAmerica Realty Corporation                                    2,700              82,350
  FelCor Lodging Trust Inc.                                         3,200              74,880
  The Rouse Company                                                 2,700              77,355
                                                                             ----------------
                                                                                      234,585
                                                                             ----------------
Restaurants (1.05%)
  Darden Restaurants, Inc.                                          2,500              69,750
  Outback Steakhouse, Inc.*                                         3,100              89,280
                                                                             ----------------
                                                                                      159,030
                                                                             ----------------

26               See Notes to Financial Statements


                                     LINDNER INVESTMENTS

                           SCHEDULE OF INVESTMENTS - JUNE 30, 2001

                                                         Number of Shares -
                                                          Principal Amount
Name of Issuer and Title of Issue                             of Bonds            Value
-------------------------------------------------------  ------------------  ----------------
LINDNER MARKET NEUTRAL FUND
---------------------------
Retail (6.66%)
  99 Cents Only Stores*                                             2,500    $         74,875
  Hand Technologies, Inc. - Rule 144A*,(r) (Acquired
    4/25/97, Cost $330,000)                                       528,000             198,000
  Kohl's Corporation*                                               1,100              69,003
  Linens 'n Things, Inc.*                                           2,400              65,568
  MSC Industrial Direct Co., Inc.*                                  4,600              80,040
  Michaels Stores, Inc.*                                            2,000              82,000
  Payless ShoeSource, Inc.*                                         2,100             135,870
  Pier 1 Imports, Inc.                                              5,800              66,700
  Staples, Inc.*                                                    6,000              95,940
  The Talbots, Inc.                                                 3,200             140,000
                                                                             ----------------
                                                                                    1,007,996
                                                                             ----------------
Rubber & Plastic Products (1.05%)
  Cooper Tire & Rubber Company                                      6,200              88,040
  NIKE, Inc.                                                        1,700              71,383
                                                                             ----------------
                                                                                      159,423
                                                                             ----------------
Savings Institutions (1.13%)
  Astoria Financial Corporation                                     1,500              82,500
  Charter One Financial, Inc.                                       2,800              89,320
                                                                             ----------------
                                                                                      171,820
                                                                             ----------------
Security Services (1.10%)
  SEI Investments Company                                           3,500             165,900
                                                                             ----------------
Soaps, Detergents & Other Cleaning Products (1.03%)
  Avon Products, Inc.                                               1,700              78,676
  Colgate-Palmolive Company                                         1,300              76,687
                                                                             ----------------
                                                                                      155,363
                                                                             ----------------
Telecommunications (1.41%)
  ALLTEL Corporation                                                1,300              79,638
  Verizon Communications Inc.                                       1,400              74,900
  WorldCom, Inc.-WorldCom Group*                                    4,200              59,640
                                                                             ----------------
                                                                                      214,178
                                                                             ----------------
Transportation (2.63%)
  AMR Corporation*                                                  2,000              72,260
  Continental Airlines, Inc.*                                       1,500              73,875
  Southwest Airlines Co.                                            4,100              75,809
  Swift Transportation Co., Inc.*                                   5,700             109,782
  Union Pacific Corporation                                         1,200              65,892
                                                                             ----------------
                                                                                      397,618
                                                                             ----------------
Transportation Equipment (2.64%)
  Federal Signal Corporation                                        3,100              72,757
  General Motors Corporation                                        1,400              90,090
  Honeywell International Inc.                                      3,000             104,970
  Rockwell International Corporation                                1,600              60,992
  Textron, Inc.                                                     1,300              71,552
                                                                             ----------------
                                                                                      400,361
                                                                             ----------------
Transportation Services (0.94%)
  C.H. Robinson Worldwide, Inc.                                     2,400              66,936
  GATX Corporation                                                  1,900              76,190
                                                                             ----------------
                                                                                      143,126
                                                                             ----------------

  Total Common Stocks (Cost $14,287,056)                                           13,188,711
                                                                             ----------------
                                                         Number of Shares -
                                                          Principal Amount
Name of Issuer and Title of Issue                             of Bonds            Value
-------------------------------------------------------  ------------------  ----------------
SHORT-TERM INVESTMENTS (11.83%)

U.S. Government Agency Securities (11.22%)
  FFCBDN, 7/02/2001                                        $    1,700,000    $      1,699,827
                                                                             ----------------
Total U.S. Government Agency Securities (Cost
  $1,699,827)                                                                       1,699,827
                                                                             ----------------
Variable Rate Demand Notes** (0.61%)
  American Family Financial Services Demand Note,
    3.361%                                                         92,009              92,009
                                                                             ----------------

Total Variable Rate Demand Notes (Cost $92,009)                                        92,009
                                                                             ----------------

Total Short-Term Investments (Cost $1,791,836)                                      1,791,836
                                                                             ----------------

Total Investments (Cost $16,078,892)                                98.91%         14,980,547

Cash Deposits with Broker for Securities Sold Short                  2.33%            352,091

Receivable from Brokers for Securities Sold Short                   84.01%         12,723,412

Securities Sold Short                                              (87.31)%       (13,222,911)

Excess of Other Assets over Liabilities                              2.06%            312,025
                                                           --------------    ----------------
Net Assets                                                         100.00%   $     15,145,164
                                                           ==============    ================

SCHEDULE OF SECURITIES SOLD SHORT

  7-Eleven, Inc.                                                  (7,000)            (78,750)
  Advanced Fibre Communications, Inc.                             (4,400)            (92,400)
  Advent Software, Inc.                                           (1,300)            (82,550)
  Aetna Inc.                                                      (3,000)            (77,610)
  Alaska Air Group, Inc.                                          (2,600)            (75,140)
  Alberta Energy Company Ltd.(f)                                  (1,600)            (65,984)
  Albertson's, Inc.                                               (2,400)            (71,976)
  Allegheny Energy, Inc.                                          (1,800)            (86,850)
  Alliance Capital Management Holding L.P.                        (1,700)            (90,202)
  Alliant Energy Corporation                                      (2,400)            (69,960)
  Allied Capital Corporation                                      (3,700)            (85,655)
  Allied Waste Industries, Inc.                                   (4,600)            (85,928)
  American Electric Power Company, Inc.                           (1,500)            (69,255)
  Arrow International, Inc.                                       (2,000)            (76,800)
  Ashland, Inc.                                                   (1,700)            (68,170)
  AT&T Corp.                                                      (3,400)            (74,800)
  Automatic Data Processing, Inc.                                 (1,300)            (64,610)
  AutoZone, Inc.                                                  (2,200)            (82,500)
  Avery Dennison Corporation                                      (1,200)            (61,260)
  Bank One Corporation                                            (3,800)           (136,040)
  Bausch & Lomb Incorporated                                      (1,700)            (61,608)
  Baxter International Inc.                                       (1,600)            (78,400)
  Biogen, Inc.                                                    (1,200)            (65,232)
  BJ's Wholesale Club, Inc.                                       (1,600)            (85,216)
  Brocade Communications Systems, Inc.                            (2,300)           (101,177)
  Burlington Northern Santa Fe Corporation                        (2,200)            (66,374)
  Cabletron Systems, Inc.                                         (4,800)           (109,680)
  Cablevision Systems Corporation                                 (1,300)            (76,050)
  Canadian National Railway Company(f)                            (1,800)            (72,900)

                 See Notes to Financial Statements                27


                                     LINDNER INVESTMENTS

                           SCHEDULE OF INVESTMENTS - JUNE 30, 2001

                                                         Number of Shares -
                                                          Principal Amount
Name of Issuer and Title of Issue                             of Bonds            Value
-------------------------------------------------------  ------------------  ----------------
LINDNER MARKET NEUTRAL FUND
---------------------------
SCHEDULE OF SECURITIES SOLD SHORT (CONTINUED)
  Career Education Corporation                                    (1,500)    $       (89,850)
  Cephalon, Inc.                                                  (1,200)            (84,600)
  Cisco Systems, Inc.                                             (9,000)           (163,800)
  Commercial Federal Corporation                                  (3,300)            (76,230)
  Computer Associates International, Inc.                         (2,500)            (90,000)
  Computer Sciences Corporation                                   (1,900)            (65,740)
  Cooper Cameron Corporation                                      (1,300)            (72,540)
  Crane Co.                                                       (2,500)            (77,500)
  CSX Corporation                                                 (1,900)            (68,856)
  Cummins Inc.                                                    (1,600)            (61,920)
  Dana Corporation                                                (6,800)           (158,712)
  Deluxe Corporation                                              (2,700)            (78,030)
  Diamond Offshore Drilling, Inc.                                 (1,800)            (59,490)
  Dover Corporation                                               (3,700)           (139,305)
  eBay Inc.                                                       (1,200)            (82,188)
  Eclipsys Corporation                                            (3,400)            (95,540)
  Electronic Arts Inc.                                            (2,700)           (156,330)
  Energen Corporation                                             (2,700)            (74,520)
  Fiserv, Inc.                                                    (1,200)            (76,776)
  Flowserve Corporation                                           (2,800)            (86,100)
  Fluor Corporation                                               (1,300)            (58,695)
  Forest Laboratories, Inc.                                       (1,200)            (85,200)
  General Electric Company                                        (1,700)            (82,875)
  Genuine Parts Company                                           (2,600)            (81,900)
  Global Industries, Ltd.                                         (4,900)            (61,103)
  Goodrich Corporation                                            (1,800)            (68,364)
  GreenPoint Financial Corp.                                      (3,800)           (145,920)
  Guilford Pharmaceuticals Inc.                                   (3,500)           (119,000)
  H&R Block, Inc.                                                 (1,400)            (90,370)
  Halliburton Company                                             (2,100)            (74,760)
  Harman International Industries, Incorporated                   (4,400)           (167,596)
  Hasbro, Inc.                                                    (5,100)            (73,695)
  HCA-The Healthcare Company                                      (2,000)            (90,380)
  Hearst-Argyle Television, Inc.                                  (3,700)            (74,000)
  ICOS Corporation                                                (1,200)            (76,800)
  IndyMac Bancorp, Inc.                                           (3,400)            (91,120)
  Integrated Device Technology, Inc.                              (3,200)           (101,408)
  Intercontinental Telecomm-WT                                   (13,000)               (130)
  International Flavors & Fragrances Inc.                         (2,700)            (67,851)
  ITT Industries, Inc.                                            (1,500)            (66,375)
  John Hancock Financial Services, Inc.                           (2,200)            (88,572)
  Johnson Controls, Inc.                                          (1,000)            (72,470)
  Kaydon Corporation                                              (2,800)            (71,820)
  Kellogg Company                                                 (2,900)            (84,100)
  Kimberly-Clark Corporation                                      (1,200)            (67,080)
  Knight-Ridder, Inc.                                             (1,300)            (77,090)
  Lafarge Corporation                                             (2,200)            (73,722)
  Lancaster Colony Corporation                                    (2,300)            (75,854)
  Lincoln Electric Holdings, Inc.                                 (3,200)            (81,600)
  Linear Technology Corporation                                   (1,900)            (84,018)
  Longs Drug Stores Corporation                                   (2,900)            (62,495)
  Louisiana-Pacific Corporation                                   (5,400)            (63,342)
  Lyondell Chemical Company                                       (5,700)            (87,666)
  Manulife Financial Corporation(f)                               (3,200)            (89,312)
  Martin Marietta Materials, Inc.                                 (1,500)            (74,235)
  MBIA, Inc.                                                      (1,600)            (89,088)
  Medtronic, Inc.                                                 (1,800)            (82,818)
  Mellon Financial Corporation                                    (1,600)            (73,600)

                                                         Number of Shares -
                                                          Principal Amount
Name of Issuer and Title of Issue                             of Bonds            Value
-------------------------------------------------------  ------------------  ----------------
SCHEDULE OF SECURITIES SOLD SHORT (CONTINUED)
  Meredith Corporation                                            (2,000)    $       (71,620)
  Metro-Goldwyn-Mayer Inc.                                        (3,400)            (77,010)
  Molex Incorporated                                              (1,900)            (69,407)
  Nautica Enterprises, Inc.                                       (4,000)            (81,720)
  Navistar International Corporation                              (2,700)            (75,951)
  Northwest Airlines Corporation                                  (6,700)           (169,175)
  NOVA Chemicals Corporation(f)                                   (4,400)            (91,036)
  OM Group, Inc.                                                  (2,400)           (135,000)
  Papa John's International, Inc.                                 (2,600)            (65,910)
  PartnerRe Ltd.(f)                                               (1,600)            (88,640)
  Pennzoil-Quaker State Company                                   (4,700)            (52,640)
  PepsiAmericas, Inc.                                             (4,900)            (65,170)
  Pharmacyclics, Inc.                                             (2,500)            (84,750)
  Pixar, Inc.                                                     (2,000)            (81,600)
  Polaris Industries Inc.                                         (1,800)            (82,440)
  Potomac Electric Power Company                                  (3,300)            (69,036)
  PPL Corporation                                                 (1,500)            (82,500)
  Precision Castparts Corp.                                       (2,100)            (78,582)
  ProBusiness Services, Inc.                                      (3,300)            (87,615)
  ProLogis Trust                                                  (3,600)            (81,792)
  Qlogic Corporation                                              (1,700)           (109,565)
  QLT Inc.(f)                                                     (5,900)           (115,522)
  Quanta Services, Inc.                                           (2,100)            (46,284)
  Quintiles Transnational Corp.                                   (3,900)            (98,475)
  Qwest Communications International Inc.                         (2,000)            (63,740)
  Rayonier Inc.                                                   (1,600)            (74,320)
  Reebok International Ltd.                                       (3,000)            (95,850)
  Ross Stores, Inc.                                               (3,100)            (74,245)
  Royal Dutch Petroleum Company(f)                                (1,400)            (81,578)
  Sears, Roebuck and Co.                                          (2,200)            (93,082)
  SmartForce Public Limited Company(f)                            (2,200)            (77,506)
  Sonoco Products Company                                         (3,000)            (74,640)
  Sotheby's Holding's, Inc.                                       (3,900)            (62,907)
  Station Casinos, Inc.                                           (4,800)            (76,800)
  STERIS Corporation                                              (4,200)            (84,210)
  Synopsys, Inc.                                                  (1,200)            (58,068)
  T. Rowe Price Group Inc.                                        (2,100)            (78,519)
  Talisman Energy Inc.(f)                                         (2,200)            (83,798)
  Telephone and Data Systems, Inc.                                  (700)            (76,125)
  Teradyne, Inc.                                                  (1,700)            (56,270)
  The Clorox Company                                              (2,200)            (74,470)
  The Estee Lauder Companies Inc.                                 (2,100)            (90,510)
  The Gap, Inc.                                                   (2,100)            (60,900)
  The Goodyear Tire & Rubber Company                              (2,700)            (75,600)
  The Interpublic Group of Companies, Inc.                        (3,078)            (90,339)
  The Kroger Co.                                                  (3,500)            (87,500)
  The Manitowoc Company, Inc.                                     (2,600)            (76,700)
  The McGraw-Hill Companies, Inc.                                 (1,100)            (72,765)
  The Mead Corporation                                            (2,400)            (65,136)
  The Men's Wearhouse, Inc.                                       (3,100)            (85,560)
  The ServiceMaster Company                                       (6,700)            (80,400)
  The St. Joe Company                                             (2,800)            (75,292)
  The Timken Company                                              (4,100)            (69,454)
  The Williams Companies, Inc.                                    (1,800)            (59,310)
  Thomas & Betts Corporation                                      (3,400)            (75,038)
  THQ Inc.                                                        (1,300)            (77,519)
  Tredegar Corporation                                            (3,700)            (70,855)
  Trinity Industries, Inc.                                        (3,200)            (65,600)

28               See Notes to Financial Statements


                                     LINDNER INVESTMENTS

                           SCHEDULE OF INVESTMENTS - JUNE 30, 2001

                                                         Number of Shares -
                                                          Principal Amount
Name of Issuer and Title of Issue                             of Bonds            Value
-------------------------------------------------------  ------------------  ----------------
LINDNER MARKET NEUTRAL FUND
---------------------------
SCHEDULE OF SECURITIES SOLD SHORT (CONTINUED)
  Triton Energy Limited(f)                                        (2,800)    $       (91,700)
  Tyson Foods, Inc. - Class A                                     (5,100)            (46,971)
  UAL Corporation                                                 (2,000)            (70,300)
  Ultramar Diamond Shamrock Corporation                           (1,300)            (61,425)
  UnionBanCal Corporation                                         (2,400)            (80,880)
  Univision Communications Inc.                                   (1,800)            (77,004)
  UnumProvident Corporation                                       (2,700)            (86,724)
  UST Inc.                                                        (2,500)            (72,150)
  USX-U. S. Steel Group                                           (3,700)            (74,555)
  Vulcan Materials Company                                        (4,400)           (236,500)
  Walgreen Co.                                                    (1,800)            (61,470)
  Watson Pharmaceuticals, Inc.                                    (1,400)            (86,296)
  Westwood One, Inc.                                              (2,300)            (84,755)

                                                         Number of Shares -
                                                          Principal Amount
Name of Issuer and Title of Issue                             of Bonds            Value
-------------------------------------------------------  ------------------  ----------------
SCHEDULE OF SECURITIES SOLD SHORT (CONTINUED)
  Whirlpool Corporation                                           (1,200)    $       (75,000)
  Wind River Systems, Inc.                                        (4,200)            (73,332)
  Wm. Wrigley Jr. Company                                         (1,500)            (70,275)
                                                                             ----------------
                                                                             $   (13,222,911)
                                                                             ================

*Non-income producing.
**Variable rate security. The rates listed are as of June 30, 2001.
(a)Denotes security is affiliated. (See Note 5.)
(f)Foreign security.
(r)Denotes security is restricted as to resale. The aggregate value of restricted securities at
   June 30, 2001 was $198,000 which represented 1.31% of net assets.

                 See Notes to Financial Statements                29

LINDNER GOVERNMENT MONEY MARKET FUND

During the first half of the fiscal year (7/01/00 - 12/31/00) we saw an era of outstanding economic growth fade away. The Federal Reserve did not lower short-term interest rates as the agency was concerned with potential inflationary signals. This led to a sharply inverted yield curve by year-end. However, it was not until 01/03/01 that we saw the Fed move off its 6.50% fed funds target.

From that point forward, the Fed began easing rates rapidly when it became apparent that the slowdown was broader than just an inventory correction. The economic data revealed that inflation pressures were falling. Domestically, capacity utilization dropped to 77% while unemployment rose and job growth stalled. Slowing global growth, particularly in Japan and Europe also reduced the threat of inflation. This allowed the Fed to ease aggressively, reducing rates from 6.50% to 3.75% by fiscal year end. As expected, government money market yields fell dramatically over this period.

Our outlook for interest rates reflects our economic outlook. We anticipate that the Fed will continue to ease if economic data continues to show weakness, but will be content with the level of easing already in the pipeline when activity shows signs of firming. It is our view that the economy will begin accelerating in the fourth quarter. We expect 2.5% to 3.5% domestic growth. This data suggests that domestically, resources will not be drawn into the production process enough to create significant inflationary pressures. In addition, prospects abroad are mixed at best, signaling that pressures on real interest rates should remain balanced. The Lindner Government Money Market Fund will capitalize on this environment by maintaining its core floater positions, maintaining a neutral average weighed maturity and averaging in with term purchases when appropriate.

The Lindner Government Money Market Fund invests exclusively in U.S. dollar--denominated securities that are issued and guaranteed by the United States Government or issued and guaranteed by Agencies of the United States Government, which carry an implied guarantee from the United States Government. Bonds of this type provide a very low credit risk and a very high level of liquidity.

/s/ Joseph M. Ulrey III

Joseph M. Ulrey III
Managing Director
U.S. Bancorp Piper Jaffray Asset Management Inc.


                                   # # #

An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Past performance is not predictive of future performance. Investment return and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                     LINDNER INVESTMENTS

                           SCHEDULE OF INVESTMENTS - JUNE 30, 2001


                                                         Principal Amount
Name of Issuer and Title of Issue                            of Bonds           Value
-------------------------------------------------------  ----------------  ----------------
LINDNER GOVERNMENT MONEY MARKET FUND
------------------------------------

U.S. GOVERNMENT AGENCY SECURITIES (82.26%)

  FFCB Float Rate, 11/25/2002                             $    5,000,000   $      4,998,155
  FFCB, 5.250%, 5/01/2002                                        120,000            120,958
  FFCB, 6.570%, 6/10/2002                                        590,000            603,441
  FFCB, 6.875%, 5/01/2002                                        185,000            189,026
  FFCBDN, 8/02/2001                                            1,827,000          1,818,977
  FHLB, 5.250%, 4/25/2002                                        160,000            160,754
  FHLB, 5.425%, 4/26/2002                                        170,000            171,566
  FHLB, 6.250%, 5/29/2002                                        200,000            203,443
  FHLB, 6.750%, 5/01/2002                                        175,000            178,521
  FHLB, 7.250%, 5/15/2002                                        250,000            256,780
  FHLBDN, 7/02/2001                                            4,500,000          4,499,508
  FHLBDN, 7/06/2001                                            4,000,000          3,997,861
  FHLMC, 5.500%, 5/15/2002                                       250,000            253,110
  FHLMCDN, 7/03/2001                                           1,500,000          1,499,671
  FNMA Float Rate, 12/06/2002                                  5,000,000          4,997,812
  FNMA, 4.625%, 10/15/2001                                     2,000,000          2,005,146
  FNMA, 5.375%, 3/15/2002                                      1,112,000          1,115,969
  FNMA, 6.710%, 7/24/2001                                        220,000            220,045
  FNMADN, 3/22/2002                                              750,000            725,525
  FNMADN, 9/20/2001                                            1,000,000            990,134
  SLMA Float Rate, 10/11/2001                                  4,000,000          4,000,000
                                                                           ----------------
Total U.S. Government Agency Securities
  (Cost $33,006,402)                                                             33,006,402
                                                                           ----------------

                                                         Principal Amount
Name of Issuer and Title of Issue                            of Bonds           Value
-------------------------------------------------------  ----------------  ----------------
TEMPORARY CASH INVESTMENTS (17.37%)

Investment Companies (7.40%)
  AIM STIC Government Obligations                         $    1,503,253   $      1,503,253
  Goldman Sachs Financial Square Government Fund               1,466,326          1,466,325
                                                                           ----------------
Total Investment Companies (Cost $2,969,578)                                      2,969,578
                                                                           ----------------
Agency Letter of Credit (9.97%)
  Nebraska Higher Education Loan Program (NEBHELP)             4,000,000          3,999,156
                                                                           ----------------

Total Agency Letters of Credit (Cost $3,999,156)                                  3,999,156
                                                                           ----------------

Total Temporary Cash Investments (Cost $6,968,734)                                6,968,734
                                                                           ----------------

Total Investments (Cost $39,975,136)                               99.63%        39,975,136

Excess of Other Assets over Liabilities                             0.37%           147,195
                                                          --------------   ----------------
Net Assets                                                        100.00%  $     40,122,331
                                                          ==============   ================

FFCB = Federal Farm Credit Bureau
FFCBDN = Federal Farm Credit Bureau Discount Note
FHLBDN = Federal Home Loan Banks Discount Note
FHLB = Federal Home Loan Banks
FHLMC = Federal Home Loan Mortgage Corporation
FHLMCDN = Federal Home Loan Mortgage Corporation Discount Note
FNMA = Federal National Mortgage Association
FNMADN = Federal National Mortgage Association Discount Note
SLMA = Student Loan Marketing Association

                 See Notes to Financial Statements                31

                                                        LINDNER INVESTMENTS

                                                STATEMENTS OF ASSETS AND LIABILITIES

                                                           JUNE 30, 2001

                                                            LINDNER             LINDNER             LINDNER            LINDNER
                                                           LARGE-CAP           GROWTH AND        COMMUNICATIONS       SMALL-CAP
                                                          GROWTH FUND         INCOME FUND             FUND           GROWTH FUND
                                                         --------------      --------------      --------------     --------------
ASSETS
Investment securities, at value:
  Unaffiliated issuers (identified cost of
    $222,247,529, $314,904,982, $19,652,852, and
    $17,853,852 respectively)                            $ 213,031,965       $ 314,525,369       $  21,067,925      $   21,056,120
  Affiliated issuers (identified cost of $0,
    $8,237,447, $0, and $0, respectively) (Note 5)                  --                  --                  --                  --
Cash                                                                --               1,073                   6                  --
Receivables:
  Investments sold - long                                           --             369,738             216,038              44,533
  Dividends and interest                                        37,230           1,546,375              28,399                 645
  Fund shares sold                                                  15                 515                  --                  --
  Other receivables                                                 --                  --                  --                  --
Other assets                                                       842               1,612                 162                  60
                                                         --------------      --------------      --------------     ---------------
    Total assets                                           213,070,052         316,444,682          21,312,530          21,101,358
                                                         --------------      --------------      --------------     ---------------
LIABILITIES
Accounts payable and accrued liabilities:
  Payable to Custodian                                              --                  --                  --                 250
  Dividends payable                                                 --                 386                  --                  --
  Fund shares redeemed                                           8,429              16,085              22,871                  --
  Management fee (Note 3)                                      203,845             464,932              12,443              12,202
  Transfer agent fee (Note 3)                                   86,221             107,004              14,170              10,240
  Administrator fee (Note 3)                                        --                  --                  --                  --
  Custody fee                                                    1,593               2,208                 394                 149
Other                                                           24,850              35,122               4,253              10,514
                                                         --------------      --------------      --------------     ---------------
    Total liabilities                                          324,938             625,737              54,131              33,355
                                                         --------------      --------------      --------------     ---------------
NET ASSETS                                               $ 212,745,114       $ 315,818,945       $  21,258,399      $   21,068,003
                                                         ==============      ==============      ==============     ===============

NET ASSETS CONSIST OF:
Capital (par value, $.01 per shares, and
  additional paid-in capital)                            $ 260,560,157       $ 439,339,824       $  31,435,185      $   18,357,305
Undistributed net investment income (loss)                     132,437           5,358,168               8,102              13,716
Accumulated net realized gain (loss) on investments
  and foreign currency transactions                        (38,731,916)       (120,261,987)        (11,599,961)           (505,286)
Net unrealized appreciation (depreciation) on
  investments and translation of assets and
  liabilities in foreign currency                           (9,215,564)         (8,617,060)          1,415,073           3,202,268
                                                         --------------      --------------      --------------     ---------------
NET ASSETS APPLICABLE TO OUTSTANDING SHARES              $ 212,745,114       $ 315,818,945       $  21,258,399      $   21,068,003
                                                         ==============      ==============      ==============     ===============

NET ASSETS CONSIST OF:
INVESTOR SHARES:
  Net Assets                                             $ 212,608,245       $ 315,593,580       $  21,222,363      $   20,218,545
  Shares Outstanding                                        19,461,893          14,929,474           2,206,120           2,580,841
                                                         --------------      --------------      --------------     ---------------
Net Asset Value, Offering and Redemption Price
  Per Share (Net Assets/Shares Outstanding)              $       10.92       $       21.14       $        9.62      $         7.83
                                                         ==============      ==============      ==============     ===============
INSTITUTIONAL SHARES:
  Net Assets                                             $     136,869       $     225,365       $      36,036      $      849,458
  Shares Outstanding                                            12,653              10,694               3,685             108,943
                                                         --------------      --------------      --------------     ---------------
Net Asset Value, Offering and Redemption Price
  Per Share (Net Assets/Shares Outstanding)              $       10.82       $       21.07       $        9.78      $         7.80
                                                         ==============      ==============      ==============     ===============

32                    See Notes to Financial Statements

                             LINDNER INVESTMENTS

                    STATEMENTS OF ASSETS AND LIABILITIES

                                JUNE 30, 2001


                                                                 LINDNER
                                            LINDNER               MARKET
                                         OPPORTUNITIES           NEUTRAL
                                              FUND                 FUND
                                         --------------      ---------------
ASSETS
Investment securities, at value:
  Unaffiliated issuers (identified
    cost of $1,151,440 and
    $14,928,877 respectively)            $   1,196,237       $   14,980,547
  Affiliated issuers (identified cost
    of 0 and $1,150,015 respectively)
    (Note 5)                                        --                   --
Cash                                                --                5,898
Receivables:
  Investments sold - long                           --                   --
  Dividends and interest                           984                  178
  From Adviser                                   2,289                   --
  Investments sold - short                          --           12,723,412
  Other receivables                                 --              327,295
Deposits with brokers for securities
  sold short                                        --              352,091
Other assets                                        --                   34
                                         --------------      ---------------
    Total assets                             1,199,510           28,389,455
                                         --------------      ---------------
LIABILITIES
Accounts payable and accrued
  liabilities:
  Dividends payable on short
    positions                                       --                  512
  Investments sold short, at value
    (proceeds $12,723,412)                          --           13,222,911
  Management fee (Note 3)                        2,601               11,387
  Transfer agent fee (Note 3)                       --                7,320
  Administrator fee (Note 3)                        13                   --
  Custody fee                                    7,593                  108
Other                                                                 2,053
                                         --------------      ---------------
    Total liabilities                           10,207           13,244,291
                                         --------------      ---------------
NET ASSETS                               $   1,189,303       $   15,145,164
                                         ==============      ===============

NET ASSETS CONSIST OF:
Capital (par value, $.01 per shares,
  and additional paid-in capital)        $   1,457,088       $   39,425,292
Undistributed net investment income
  (loss)                                         3,502              428,250
Accumulated net realized gain (loss)
  on investments                              (316,084)         (23,110,534)
Net unrealized appreciation
  (depreciation) on investments                 44,797           (1,597,844)
                                         --------------      ---------------
NET ASSETS APPLICABLE TO OUTSTANDING
  SHARES                                 $   1,189,303       $   15,145,164
                                         ==============      ===============

NET ASSETS CONSIST OF:
INVESTOR SHARES:
  Net Assets                             $   1,189,303       $   15,145,164
  Shares Outstanding                           109,071            2,317,414
                                         --------------      ---------------
Net Asset Value, Offering and
  Redemption Price Per Share (Net
  Assets/Shares Outstanding)             $       10.90       $         6.54
                                         ==============      ===============


                                            LINDNER
                                           GOVERNMENT
                                          MONEY MARKET
                                              FUND
                                         ---------------
ASSETS
Investment securities, at value          $   39,975,136
Cash                                                 --
Interest receivable                             245,082
Expense reimbursements by Adviser                24,875
Other assets                                         --
                                         ---------------
    Total assets                             40,245,093
                                         ---------------
LIABILITIES
Accounts payable and accrued
  liabilities:
  Dividends                                     110,649
  Fund shares redeemed                               --
  Management fee (Note 3)                            --
  Transfer agent fee (Note 3)                     8,739
  Administrator fee (Note 3)                         --
  Custody fee                                       329
Other                                             3,045
                                         ---------------
    Total liabilities                           122,762
                                         ---------------
NET ASSETS                               $   40,122,331
                                         ===============

NET ASSETS CONSIST OF:
Paid-in capital                          $   40,122,331
                                         ===============
Shares of beneficial interest, $1.00
  par value unlimited shares
  authorized, outstanding                    40,122,331
                                         ===============
Net Asset Value, Offering and
  Redemption Price Per Share (Net
  Assets/Shares Outstanding)             $         1.00
                                         ===============

                      See Notes to Financial Statements                   33

                                                       LINDNER INVESTMENTS

                                                     STATEMENTS OF OPERATIONS

                                                 FOR THE YEAR ENDED JUNE 30, 2001

                                     LINDNER                                                     LINDNER
                                    LARGE-CAP            LINDNER             LINDNER            SMALL-CAP             LINDNER
                                      GROWTH            GROWTH AND        COMMUNICATIONS          GROWTH           OPPORTUNITIES
                                       FUND            INCOME FUND             FUND                FUND                 FUND
                                  --------------      --------------      --------------      --------------      ---------------
INVESTMENT INCOME
Income:
  Dividends
    Unaffiliated issuers (net
      of withholding taxes of
      $0, $673, $0, $0, and
      $20, respectively)          $   1,381,680       $   3,351,670        $    639,246        $     39,973       $        9,233
    Affiliated issuers
      (non-controlled)                       --                  --                  --                  --                   --
  Interest                              818,420           9,452,236             132,465             103,249               34,591
                                  --------------      --------------      --------------      --------------      ---------------
      Total income                    2,200,100          12,803,906             771,711             143,222               43,824
                                  --------------      --------------      --------------      --------------      ---------------
Expenses:
  Management fees (Note 3)            1,128,682           2,086,920             237,340             177,400               15,925
  Registration and regulatory
    fees                                 18,528              26,271              22,270              21,909               21,739
  Professional fees                     136,055             180,926              17,333              12,262                1,016
  Custodian fees                         37,400              49,364               5,036               3,361                  230
  Transfer agent fees (Note 3)          277,592             356,636              42,360              31,169                5,364
  Administrator fees (Note 3)                --                  --                  --                  --                2,654
  Trustee fees (Note 3)                  32,839              44,206               4,084               2,149                  216
  Insurance expense                      64,170              98,939               6,622               5,658                  321
  Report printing                       164,773             204,229              22,390              15,215                1,551
  Other expenses                         49,554              86,932               5,455               4,035                7,654
  12b-1 fees - Institutional
    shares                                  387                 618                 425               3,682                   --
                                  --------------      --------------      --------------      --------------      ---------------
      Total expenses                  1,909,980           3,135,041             363,315             276,840               56,670
        Expenses reimbursed by
          Adviser (Note 3)                   --                  --                  --                  --              (34,444)
        Fees paid indirectly
          (Note 6)                      (18,061)            (24,671)             (2,261)             (1,704)                (108)
                                  --------------      --------------      --------------      --------------      ---------------
        Net expenses                  1,891,919           3,110,370             361,054             275,136               22,118
                                  --------------      --------------      --------------      --------------      ---------------
  Net investment income (loss)          308,181           9,693,536             410,657            (131,914)              21,706
                                  --------------      --------------      --------------      --------------      ---------------
REALIZED AND UNREALIZED GAIN
  (LOSS) FROM INVESTMENTS:
Net realized gain (loss) on
  investments of unaffiliated
  issuers                           (31,556,396)            122,001         (11,456,308)             60,563             (331,335)
Net realized gain (loss) on
  investments of affiliated
  issuers                                    --                  --                  --                  --                   --
Net realized gain (loss) on
  option transactions                        --            (464,076)           (128,001)                 --               14,603
                                  --------------      --------------      --------------      --------------      ---------------
Net realized gain (loss) on
  investments                       (31,556,396)           (342,075)        (11,584,309)             60,563             (316,732)
                                  --------------      --------------      --------------      --------------      ---------------
Change in unrealized
  appreciation or
  (depreciation) on
  investments                       (39,139,707)          2,117,835          (4,947,762)         (2,289,216)             (69,437)
                                  --------------      --------------      --------------      --------------      ---------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS                      $ (70,387,922)      $  11,469,296       $ (16,121,414)      $  (2,360,567)      $     (364,463)
                                  ==============      ==============      ==============      ==============      ===============

34                    See Notes to Financial Statements

                        LINDNER INVESTMENTS

                      STATEMENTS OF OPERATIONS

                  FOR THE YEAR ENDED JUNE 30, 2001

                                                LINDNER
                                                 MARKET
                                                NEUTRAL
                                                  FUND
                                            ---------------
INVESTMENT INCOME
Income:
  Dividends                                 $      131,498
  Interest                                       1,418,938
                                            ---------------
      Total income                               1,550,436
                                            ---------------
Expenses:
  Management fees (Note 3)                         234,356
  Registration and regulatory fees                  18,600
  Insurance expense                                  5,407
  Dividend expense - short sales                   192,032
  Professional fees                                  9,914
  Custodian fees                                     2,928
  Transfer agent fees (Note 3)                      21,462
  Trustee fees (Note 3)                              2,732
  Report printing                                   10,564
  Other expenses                                     4,104
                                            ---------------
      Total expenses                               502,099
        Fees paid indirectly (Note 6)               (1,514)
                                            ---------------
        Net expenses                               500,585
                                            ---------------
  Net investment income                          1,049,851
                                            ---------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENTS
Net realized gain (loss) on investments of
  unaffiliated issuers                             (57,691)
Net realized loss on securities sold short              --
                                            ---------------
Net realized gain (loss) on investments            (57,691)
                                            ---------------
Change in unrealized appreciation or
  depreciation on investments                     (365,882)
                                            ---------------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                $      626,278
                                            ===============


                                                        LINDNER
                                                       GOVERNMENT
                                                      MONEY MARKET
                                                          FUND
                                                     ---------------
INVESTMENT INCOME
Interest                                             $    2,393,660
                                                     ---------------
Expenses:
  Administrator fees (Note 3)                                82,454
  Management fees (Note 3)                                   61,841
  Registration and regulatory fees                           24,822
  Professional fees                                          16,310
  Transfer agent fees (Note 3)                               21,119
  Organizational expense (Note 4)                             5,835
  Insurance expense                                          10,518
  Custodian expense                                           6,121
  Report printing                                            14,778
  Other expenses                                              1,412
                                                     ---------------
      Total expenses                                        245,210
        Expenses waived by Adviser                          (35,996)
        Fees paid indirectly (Note 6)                        (2,926)
                                                     ---------------
        Net expenses                                        206,288
                                                     ---------------
Net Investment Income                                $    2,187,372
                                                     ===============

                      STATEMENTS OF CHANGES IN NET
                                 ASSETS

                                            LINDNER GOVERNMENT
                                            MONEY MARKET FUND

                                            For the Year Ended
                                    -----------------------------------
                                     June 30, 2001       June 30, 2000
INCREASE IN NET ASSETS:
OPERATIONS
  Net investment income             $   2,187,372       $    2,246,012
                                    --------------      ---------------
  Net increase in net assets            2,187,372            2,246,012
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income           (2,187,372)          (2,246,012)
                                    --------------      ---------------
FUND SHARE TRANSACTIONS:
Net increase (decrease) in net
  assets resulting from fund
  shares transactions (Note 7)          2,000,105           (5,880,860)
                                    --------------      ---------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                2,000,105           (5,880,860)
Net Assets at the Beginning of the
  Period                               38,122,226           44,003,086
                                    --------------      ---------------
Net Assets at the End of the
  Period                            $  40,122,331       $   38,122,226
                                    ==============      ===============

                      See Notes to Financial Statements                   35

                                              LINDNER INVESTMENTS

                                      STATEMENTS OF CHANGES IN NET ASSETS

                                                         LINDNER                           LINDNER
                                                  LARGE-CAP GROWTH FUND             GROWTH AND INCOME FUND

                                                    For the Year Ended                For the Year Ended
                                              ------------------------------    ------------------------------
                                               June 30, 2001  June 30, 2000      June 30, 2001  June 30, 2000
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
    Net investment income (loss)              $     308,181   $   2,184,071     $   9,693,536   $  25,320,370
    Net realized gain (loss) on
      investments                               (31,556,396)     54,094,542          (342,075)    (65,689,362)
    Net change in unrealized
      appreciation or depreciation
      on investments                            (39,139,707)    (24,402,853)        2,117,835      13,755,165
                                              --------------  --------------    --------------  --------------
        Net Increase (Decrease) in
          Net Assets                            (70,387,922)     31,875,760        11,469,296     (26,613,827)
                                              --------------  --------------    --------------  --------------

DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income:
        Investor shares                          (1,894,516)     (5,269,271)       (9,718,660)    (30,080,812)
        Institutional shares                           (682)         (2,446)           (6,024)       (111,352)
    From net realized gain on
      investments:
        Investor shares                         (34,243,351)    (20,011,776)               --              --
        Institutional shares                        (20,212)         (9,712)               --              --
                                              --------------  --------------    --------------  --------------
    Net increase (decrease) in net
      assets from distributions to
      shareholders                              (36,158,761)    (25,293,205)       (9,724,684)    (30,192,164)
                                              --------------  --------------    --------------  --------------

FUND SHARE TRANSACTIONS (NOTE 7):
    Investor shares                             (23,086,476)    (97,937,906)     (134,618,832)   (262,798,612)
    Institutional shares                             18,441          (5,740)          (22,916)     (3,831,788)
                                              --------------  --------------    --------------  --------------
        Net Increase (Decrease)
          from Fund Share
          Transactions                          (23,068,035)    (97,943,646)     (134,641,748)   (266,630,400)
                                              --------------  --------------    --------------  --------------

TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                       (129,614,718)    (91,361,091)     (132,897,136)   (323,436,391)
Net Assets at the Beginning of the
  Year                                          342,359,832     433,720,923       448,716,081     772,152,472
                                              --------------  --------------    --------------  --------------
Net Assets at the End of the Year*            $ 212,745,114   $ 342,359,832     $ 315,818,945   $ 448,716,081
                                              ==============  ==============    ==============  ==============
    * Including Undistributed Net
      Investment Income (Loss) of:            $     132,437   $   1,719,454     $   5,338,995   $   5,370,143
                                              ==============  ==============    ==============  ==============



                                                         LINDNER                           LINDNER
                                                   COMMUNICATIONS FUND              SMALL-CAP GROWTH FUND

                                                    For the Year Ended                For the Year Ended
                                              ------------------------------    ------------------------------
                                               June 30, 2001  June 30, 2000      June 30, 2001  June 30, 2000
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
    Net investment income (loss)              $     410,657   $     425,078     $    (131,914)  $     176,816
    Net realized gain (loss) on
      investments                               (11,584,309)      6,462,880            60,563       3,119,447
    Net change in unrealized
      appreciation or depreciation
      on investments                             (4,947,762)      1,366,865        (2,289,216)        753,501
                                              --------------  --------------    --------------  --------------
        Net Increase (Decrease) in
          Net Assets                            (16,121,414)      8,254,823        (2,360,567)      4,049,764
                                              --------------  --------------    --------------  --------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income:
        Investor shares                            (423,310)       (438,578)          (52,241)       (345,685)
        Institutional shares                         (2,078)           (105)               --         (20,117)
    From net realized gain on
      investments:
        Investor shares                          (5,628,606)       (561,783)       (2,037,910)       (120,324)
        Institutional shares                        (52,574)             (4)         (145,960)         (7,282)
                                              --------------  --------------    --------------  --------------
    Net increase (decrease) in net
      assets from distributions to
      shareholders                               (6,106,568)     (1,000,470)       (2,236,111)       (493,408)
                                              --------------  --------------    --------------  --------------
FUND SHARE TRANSACTIONS (NOTE 7):
    Investor shares                               1,134,326       8,582,551        (2,862,962)    (13,880,959)
    Institutional shares                            143,124          30,379          (778,895)         95,306
                                              --------------  --------------    --------------  --------------
        Net Increase (Decrease)
          from Fund Share
          Transactions                            1,277,450       8,612,930        (3,641,857)    (13,785,653)
                                              --------------  --------------    --------------  --------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                        (20,950,532)     15,867,283        (8,238,535)    (10,229,297)
Net Assets at the Beginning of the
  Year                                           42,208,931      26,341,648        29,306,538      39,535,835
                                              --------------  --------------    --------------  --------------
Net Assets at the End of the Year*            $  21,258,399   $  42,208,931     $  21,068,003   $  29,306,538
                                              ==============  ==============    ==============  ==============
    * Including Undistributed Net
      Investment Income (Loss) of:            $       8,102   $      22,833     $    (170,439)  $      13,716
                                              ==============  ==============    ==============  ==============

36                    See Notes to Financial Statements

                                                   LINDNER INVESTMENTS

                                           STATEMENTS OF CHANGES IN NET ASSETS

                                                                 LINDNER                             LINDNER
                                                            OPPORTUNITIES FUND                 MARKET NEUTRAL FUND

                                                                      For the Period
                                                     For the Year     From Inception           For the Year Ended
                                                         Ended      (October 11, 1999)    ------------------------------
                                                     June 30, 2001   to June 30, 2000      June 30, 2001  June 30, 2000
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

    Net investment income                            $      21,706    $      13,106       $   1,049,851   $     659,710

    Net realized gain (loss) on investments and
      foreign currency transactions                       (316,732)          45,074             (57,691)      1,759,034

    Net change in unrealized appreciation or
      depreciation on investments                          (69,437)         114,234            (365,882)        591,553
                                                     --------------   --------------      --------------  --------------

        Net Increase (Decrease) in Net Assets             (364,463)         172,414             626,278       3,010,297
                                                     --------------   --------------      --------------  --------------

DISTRIBUTIONS TO SHAREHOLDERS:

    From net investment income:

        Investor shares                                    (28,646)          (1,886)         (1,065,847)       (575,105)

        Institutional shares                                    --               --                  --              (3)

    From net realized gain on investments:

        Investor shares                                    (43,112)          (2,092)                 --              --

        Institutional shares                                    --               --                  --              --
                                                     --------------   --------------      --------------  --------------

        Net decrease in net assets from
          distributions to shareholders                    (71,758)          (3,978)         (1,065,847)       (575,108)
                                                     --------------   --------------      --------------  --------------

FUND SHARE TRANSACTIONS (NOTE 7):

    Investor shares                                       (692,724)       2,149,812          (6,088,189)      1,035,471

    Institutional shares                                        --               --                (101)             31
                                                     --------------   --------------      --------------  --------------

        Net Increase (Decrease) from Fund Share
          Transactions                                    (692,724)       2,149,812          (6,088,290)      1,035,502
                                                     --------------   --------------      --------------  --------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                 (1,128,945)       2,318,248          (6,527,859)      3,470,691

Net Assets at the Beginning of the Period                2,318,248               --          21,673,023      18,202,332
                                                     --------------   --------------      --------------  --------------

Net Assets at the End of the Period*                 $   1,189,303    $   2,318,248       $  15,145,164   $  21,673,023
                                                     ==============   =============       ==============  ==============
    * Including Undistributed Net Investment
      Income of:                                     $       4,074    $      11,014       $     428,250   $     444,246
                                                     ==============   =============       ==============  ==============


                      See Notes to Financial Statements                   37

                             LINDNER INVESTMENTS
                        NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies

    Lindner Investments, a Massachusetts business trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Seven series of shares are issued by the Trust: (1) Lindner Large-Cap Growth Fund (formerly known as ("f/k/a") Lindner Large-Cap Fund), (2) Lindner Growth and Income Fund (f/k/a Lindner Asset Allocation Fund, (3) Lindner Communications Fund (f/k/a Lindner Utility Fund), (4) Lindner Small-Cap Growth Fund (f/k/a Lindner Small-Cap Fund), (5) Lindner Opportunities Fund, (6) Lindner Market Neutral Fund and (7) Lindner Government Money Market Fund, (collectively, the "Funds"). The Lindner Large-Cap Growth, Lindner Growth and Income, Lindner Communications, and Lindner Small-Cap Growth Funds offer both Investor and Institutional classes of shares. Investor shares are sold without a 12b-1 fee. Institutional shares are sold with a 12b-1 fee. Institutional shares sold have their own distribution/ administrative service plan and certain expenses are directly allocated to that class.

    The following is a summary of significant accounting policies followed by the Funds.

    Security Valuation

        The Lindner Large-Cap Growth, Lindner Growth and Income, Lindner Communications, Lindner Small-Cap Growth, Lindner Market Neutral, and Lindner Opportunities Funds value investments in securities traded on a national securities exchange or in the NASDAQ Stock Market at the last reported sales price as of the close of the New York Stock Exchange; securities traded in the over-the-counter market and listed securities for which no sale was reported are valued at the mean between the last reported bid and asked prices. The value of foreign securities is translated from the local currency into U.S. dollars at the rate of exchange prevailing on the valuation date. Securities and assets for which quotations are not readily available are valued at fair value as determined pursuant to procedures approved by the Trustees.

        The Lindner Government Money Market Fund and all other funds that purchase short-term fixed income securities acquired within 60 days to maturity use the amortized cost method to value securities, whereby the difference between the original purchase cost and the maturity value of the issue are amortized over the holding period of the security.

    Investment Income

        Dividend income is recognized on the ex-dividend date. Interest income is recognized on the accrual basis. Dividend and interest income is recorded net of foreign taxes where recovery of such taxes is not assured. The company records security transactions on the trade date. Realized gains and losses are recognized on the identified cost basis.

    Foreign Currency Translation

        The books and records of the Funds are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities is translated at the current exchange rates; and (2) purchases, sales, income, and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

        Reported net realized foreign currency gains or losses arise from currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains or losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate between transaction recording dates and period end.

    Income Taxes

        It is the policy of the Funds to distribute all taxable income to shareholders and to otherwise continue to qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal income tax.

    Repurchase Agreements

        The Lindner Government Money Market Fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by the Federal Reserve Bank and are designated as being held on the Fund's behalf by its custodian under a book-entry system. The Fund monitors the adequacy of the collateral daily and can require the seller to provide additional collateral in the event the market value of the securities pledged falls below the value of the repurchase agreement.
38

                        LINDNER INVESTMENTS

    Short Sales

        The Lindner Market Neutral Fund may invest in short sales of securities in order to profit from declines in stock prices. When the Fund engages in a short sale, an amount equal to the proceeds received is reflected as an asset and equivalent liability. The amount of the liability is marked to market daily to reflect the market value of the short sale. The Fund's custodian maintains a segregated account of all securities and cash as collateral for the short sales (the Special Custody Account). All financial assets within the Special Custody Account are eligible collateral for short sale activity. If the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the security, the Fund may experience a loss. Funds other than the Lindner Market Neutral Fund may engage in short sales of securities if they own or have the right to acquire, without the payment of further consideration, an approximately equal amount of such securities ("short sales against the box").

    Dividends and Distributions to Shareholders

        The Lindner Government Money Market Fund declares dividends daily from the total of net investment income on portfolio securities, and distributes monthly. The Lindner Large-Cap Growth, Lindner Market Neutral, Lindner Small-Cap Growth, and Lindner Opportunities Funds declare annual dividends from net investment income in December. The Lindner Growth and Income and Lindner Communications Funds distribute substantially all of their net investment income through the payment of quarterly dividends generally declared in March, June, September, and December. Net realized capital gains, if any, will be distributed by all funds in December. Designation of sources of distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments in the recognition of income and expense items for financial statement and tax purposes. Dividends and distributions to shareholders are recorded on the ex-dividend date.

    Use of Management Estimates

        The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires that management make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. The reported amounts of revenues and expenses during the reporting period may also be affected by the estimates and assumptions management is required to make. Actual results may differ from those estimates.

    Allocation of Income, Expenses and Gains and Losses to Share Classes

        The Funds allocate income, expenses (other than class specific expenses) and gains and losses daily to each class of shares based upon the relative proportion of shares represented by each class. Other expenses are charged to each Fund on a specific identification basis. Operating expenses directly attributable to a specific class are charged against the operation of that class.

2. Investment Transactions

    For the period ended June 30, 2001, aggregate purchases and sales of investment securities, other than options, securities sold short, U.S. Government Securities, and short-term obligations were as follows:

                                                                        Purchases                Sales
                                                                       ------------           ------------
         LINDNER LARGE-CAP GROWTH FUND                                 $600,737,199           $635,724,988
         LINDNER GROWTH AND INCOME FUND                                 552,039,460            507,684,255
         LINDNER COMMUNICATIONS FUND                                     78,236,966             80,860,627
         LINDNER SMALL-CAP GROWTH FUND                                   49,714,258             53,534,456
         LINDNER OPPORTUNITIES FUND                                       6,206,845              7,017,096
         LINDNER MARKET NEUTRAL FUND                                    135,601,471            148,490,662

                             LINDNER INVESTMENTS

    For the period ended June 30, 2001, aggregate purchases and sales of U.S. Government securities were as follows:

                                                                        Purchases                Sales
                                                                       ------------           ------------
         LINDNER LARGE-CAP GROWTH FUND                                 $          0           $          0
         LINDNER GROWTH AND INCOME FUND                                  19,657,493             98,203,969
         LINDNER COMMUNICATIONS FUND                                              0                      0
         LINDNER SMALL-CAP GROWTH FUND                                            0                      0
         LINDNER OPPORTUNITIES FUND                                               0                      0
         LINDNER MARKET NEUTRAL FUND                                     12,059,145             21,018,914

    On June 30, 2001 the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

                                                                                                              Federal Tax
                                                      Appreciation       Depreciation           Net               Cost
                                                      ------------       ------------       -----------       ------------
         LINDNER LARGE-CAP GROWTH FUND                $16,498,029        ($25,750,684)       (9,252,655)       222,284,620
         LINDNER GROWTH AND INCOME FUND                19,875,922         (29,312,817)       (9,436,895)       323,962,264
         LINDNER COMMUNICATIONS FUND                    2,063,151          (1,221,972)          841,179         20,226,746
         LINDNER SMALL-CAP GROWTH FUND                  4,111,310            (934,973)        3,176,337         17,879,783
         LINDNER OPPORTUNITIES FUND                        81,183             (36,386)           44,797          1,151,440
         LINDNER MARKET NEUTRAL FUND                    1,720,007          (3,036,748)       (1,316,741)        16,297,288

    On June 30, 2001, Lindner Market Neutral Fund had available for federal income tax purposes, capital loss carryforwards aggregating approximately $21,195,445, which expire $5,301,235 in 2004, $1,792,406 in 2005, $9,095,248 in 2006, and $5,006,556 in 2007.

    On June 30, 2001, Lindner Growth and Income Fund had, available for federal income tax purposes, capital loss carryforwards aggregating approximately $119,472,558, which expire $9,748,820 in 2007, $45,757,405 in 2008, and $63,966,333 in 2009.

    At June 30, 2001, the Lindner Large-Cap Growth Fund, Lindner
    Communications Fund, Lindner Small-Cap Growth Fund, Lindner
    Opportunities Fund and Lindner Market Neutral Fund deferred on a tax basis, post-October losses of $66,365,023, $16,203,146, $2,111,015,
    $256,714, and $4,786,261, respectively.

3. Fees and Other Transactions with Affiliates

    Management fees for the Lindner Large-Cap Growth Fund are accrued daily and paid quarterly at an annual rate of 0.7% of the first $50 million of net assets, 0.6% of the next $350 million of net assets, and 0.5% of the excess of $400 million. The management fee is subject to adjustment by (plus-minus) 0.2% based on the performance of the Fund relative to the performance of the Russell 2000 Composite Index. The performance adjustment for the period ended June 30, 2001, resulted in a decrease in management fees of $539,247.

    Management fees for the Lindner Growth and Income Fund are accrued daily and paid quarterly at an annual rate of 0.7% of the first $50 million of net assets, 0.6% of the next $150 million of net assets, and 0.5% of the excess of $200 million.

    Management fees for the Lindner Communications Fund and the Lindner Small-Cap Growth Fund are accrued daily and paid monthly at an annual rate of 0.7% of the first $50 million of net assets, 0.6% of the next $150 million of net assets, and 0.5% of the excess of $200 million.

    Management fees for the Lindner Market Neutral Fund are accrued daily and paid monthly at an annual rate of 1.0% of net assets.

    Management fees for the Lindner Opportunities Fund and the Lindner Government Money Market Fund are accrued daily and paid monthly at an annual rate of 0.9% and 0.15%, respectively of net assets. The management fee for the Lindner Opportunities Fund is subject to adjustment by (plus-minus) 0.2% based on the performance of the Fund relative to the performance of the Standard and Poor's 500 Index. The Adviser voluntarily agreed to waive management fees to the extent necessary to reduce operating expenses of the Lindner Opportunities Fund to 1.25% of average daily net assets. In accordance with this agreement the Adviser waived $34,444 of management fees for the period ended June 30, 2001.

    As administrator, Lindner Asset Management, Inc. administered the Funds' corporate affairs, subject to the supervision of the Funds' Trustees and, in connection therewith, furnishes the Funds' with office facilities, together with ordinary clerical and shareholder services through May 13, 2001. Administration fees for the Lindner Government Money Market Fund and

                             LINDNER INVESTMENTS

    Lindner Opportunities Fund were payable monthly to Lindner Asset Management, Inc. at the annual percentage rate of 0.20% and 0.15%, respectively of daily net asset values. The Adviser has voluntarily agreed to waive its administrative service fees to the extent necessary to cause annual total operating expenses to be not more than 0.50% of average net assets during the year for the Lindner Government Money Market Fund. In accordance with this agreement the Adviser waived $35,996 of administrative fees for the period ended June 30, 2001. As of May 14, 2001, Firstar Mutual Fund Services, LLC acts as the Funds' Sub-administrator.

    Lindner Asset Management, Inc., which acted as stock transfer agent and dividend disbursing agent for the Funds through February 19, 2001, was compensated at a rate of 92 cents (83 cents for the Lindner Government Money Market Fund) per shareholder account per month. During the period ended June 30, 2001, the following transfer agent fees were paid to Lindner Asset Management, Inc.: Lindner Large-Cap Growth Fund $120,677, Lindner Growth and Income Fund $144,588, Lindner Communications Fund $15,649, Lindner Small-Cap Growth Fund $11,084, Lindner Market Neutral Fund $6,785, Lindner Opportunities Fund $988, and Lindner Government Money Market Fund $5,873. Certain officers and directors of the Funds are employees and/or affiliates of Lindner Asset Management, Inc. As of February 20, 2001, Firstar Mutual Fund Services, LLC acts as the Funds' stock transfer agent and dividend disbursing agent.

    The Lindner Large-Cap Growth and Lindner Growth and Income Funds placed a portion of their portfolio transactions with a brokerage firm which is an affiliate of the Adviser. Commissions paid by each fund to this affiliated firm were $5,000 and $2,645, respectively, for the period ended June 30, 2001.

4. Transactions with Affiliates

    Issuers of whose voting stock the Funds own more than 5% but less than 25% are classified as "affiliates (non-controlled)". Following is an analysis of transactions for the period ended June 30, 2001, with "affiliated companies" as defined by the Investment Company Act of 1940:

      Security Name                                          Activity
------------------------------------    ----------------------------------------------------------                    Gain (Loss)
                                          Value at      Purchases,        Sales,          Value                        Realized
                                         Beginning       Additions      Reductions      at End of      Dividend        on Sale
                                          of Year         at Cost        at Cost          Year          Income        of Shares
                                        ------------    -----------    ------------    -----------    -----------    ------------
LINDNER GROWTH AND INCOME FUND
Atlas Minerals, Inc.*                   $         --    $ 3,500,000    $     13,380    $        --    $        --    $         --
LSB Industries $3.25 Conv. Preferred       2,324,850             --      17,367,729             --             --     (15,280,717)
Uranium Resources, Inc. Rule 144A                 --             --              --             --             --              --
                                        ------------    -----------    ------------    -----------    -----------    ------------
                                        $  2,324,850    $ 3,500,000    $ 17,381,109    $        --    $    74,013    $(15,280,717)
                                        ============    ===========    ============    ===========    ===========    ============
LINDNER MARKET NEUTRAL FUND
Uranium Resources, Inc. Rule 144A       $         --    $        --    $         --    $        --    $        --    $         --
                                        ------------    -----------    ------------    -----------    -----------    ------------
                                        $         --    $        --    $         --    $        --    $        --    $         --
                                        ============    ===========    ============    ===========    ===========    ============

 *The security became affiliated during the period ended June 30, 2001.

5. Expense Offset Arrangements

    The Funds have an arrangement whereby custodian expenses are reduced by maintaining a compensating balance with the custodian. The Funds could have invested the assets used by the custodian in an income-producing asset if it had not agreed to a reduction in fees under the expense offset arrangement. In the Statements of Operations and the Financial Highlights (ratio of expenses to average net assets), total expenses include the expense which had been offset. The following are the aggregate amounts for the periods ended June 30, 2001, by which expenses have been increased for financial statement presentation:

        LINDNER LARGE-CAP GROWTH FUND                               $18,061
        LINDNER GROWTH AND INCOME FUND                               24,671
        LINDNER COMMUNICATIONS FUND                                   2,261
        LINDNER SMALL-CAP GROWTH FUND                                 1,704
        LINDNER OPPORTUNITIES FUND                                      108
        LINDNER MARKET NEUTRAL FUND                                   1,514
        LINDNER GOVERNMENT MONEY MARKET FUND                          2,926

                             LINDNER INVESTMENTS

6. Capital Stock

    The Lindner Large-Cap Growth, Lindner Growth and Income, Lindner Communications, and Lindner Small-Cap Growth Funds have authorized unlimited shares of $.01 par value Investor shares and Institutional shares. The Lindner Opportunities and Lindner Market Neutral Funds have authorized unlimited shares of $.01 par value Investor shares. The Lindner Government Money Market Fund has authorized unlimited shares of $1 par value Investor shares. Transactions in shares of capital stock were as follows:

                                                          Year Ended June 30, 2001                 Year Ended June 30, 2000
                                                      --------------------------------         --------------------------------
                                                         Shares             Amount                Shares             Amount
                                                      ------------       -------------         ------------       -------------
   LINDNER LARGE-CAP GROWTH FUND
   Investor shares
   ---------------
   Sold                                                  3,024,181       $  33,701,592            1,117,969       $  17,952,261
   Dividends and distributions reinvested                2,824,864          33,644,131            1,442,669          23,544,359
   Redeemed                                             (7,223,880)        (90,432,199)          (8,584,423)       (139,434,526)
                                                      ------------       -------------         ------------       -------------
   Net decrease                                         (1,374,835)      $ (23,086,476)          (6,023,785)      $ (97,937,906)
                                                      ============       =============         ============       =============
   Institutional shares
   --------------------
   Sold                                                      1,672       $      22,146                1,788       $      29,077
   Dividends and distributions reinvested                    1,769              20,891                  750              12,157
   Redeemed                                                 (1,921)            (24,596)              (2,949)            (46,974)
                                                      ------------       -------------         ------------       -------------
   Net increase (decrease)                                   1,520       $      18,441                 (411)      $      (5,740)
                                                      ============       =============         ============       =============
   LINDNER GROWTH AND INCOME FUND
   Investor shares
   ---------------
   Sold                                                    152,761       $   3,233,294              538,546       $  12,499,770
   Dividends and distributions reinvested                  361,272           7,553,730            1,017,108          22,975,759
   Redeemed                                             (6,798,506)       (145,405,856)         (13,017,845)       (298,274,141)
                                                      ------------       -------------         ------------       -------------
   Net decrease                                         (6,284,473)      $(134,618,832)         (11,462,191)      $(262,798,612)
                                                      ============       =============         ============       =============
   Institutional shares
   --------------------
   Sold                                                      4,476       $      94,379               26,500       $     615,776
   Dividends and distributions reinvested                      289               7,023                4,967             111,854
   Redeemed                                                 (5,933)           (124,318)            (196,561)         (4,559,418)
                                                      ------------       -------------         ------------       -------------
   Net decrease                                             (1,168)      $     (22,916)            (165,094)      $  (3,831,788)
                                                      ============       =============         ============       =============
   LINDNER COMMUNICATIONS FUND
   Investor shares
   ---------------
   Sold                                                    283,718       $   4,996,289              883,438       $  16,592,880
   Dividends and distributions reinvested                  424,279           5,566,342               51,550             910,916
   Redeemed                                               (717,625)         (9,428,305)            (497,523)         (8,921,245)
                                                      ------------       -------------         ------------       -------------
   Net increase (decrease)                                  (9,628)      $   1,134,326              437,465       $   8,582,551
                                                      ============       =============         ============       =============
   Institutional shares
   --------------------
   Sold                                                     19,893       $     375,274                1,584       $      30,445
   Dividends and distributions reinvested                    4,066              54,647                    6                 107
   Redeemed                                                (21,868)           (286,797)                  (9)               (173)
                                                      ------------       -------------         ------------       -------------
   Net increase                                              2,091       $     143,124                1,581       $      30,379
                                                      ============       =============         ============       =============
   LINDNER SMALL-CAP GROWTH FUND
   Investor shares
   ---------------
   Sold                                                    330,322       $   2,960,295              717,964       $   5,969,231
   Dividends and distributions reinvested                  266,662           1,965,300               55,389             444,778
   Redeemed                                               (986,763)         (7,788,557)          (2,507,676)        (20,294,968)
                                                      ------------       -------------         ------------       -------------
   Net decrease                                           (389,779)      $  (2,862,962)          (1,734,323)      $ (13,880,959)
                                                      ============       =============         ============       =============
   Institutional shares
   --------------------
   Sold                                                      2,963       $      23,242               38,466       $     342,700
   Dividends and distributions reinvested                    3,081              22,644                  329               2,632
   Redeemed                                               (109,272)           (824,781)             (29,553)           (250,026)
                                                      ------------       -------------         ------------       -------------
   Net increase (decrease)                                (103,228)      $    (778,895)               9,242       $      95,306
                                                      ============       =============         ============       =============

42


                             LINDNER INVESTMENTS

                                                          Year Ended June 30, 2001                 Year Ended June 30, 2000
                                                      --------------------------------         --------------------------------
                                                         Shares             Amount                Shares             Amount
                                                      ------------       -------------         ------------       -------------
   LINDNER MARKET NEUTRAL FUND
   Investor shares
   ---------------
   Sold                                                  2,892,036       $  19,483,238            2,269,124       $  14,180,360
   Dividends and distributions reinvested                  151,374           1,020,263               90,517             552,154
   Redeemed                                             (4,010,407)        (26,591,690)          (2,257,168)        (13,697,043)
                                                      ------------       -------------         ------------       -------------
   Net increase (decrease)                                (966,997)      $  (6,088,189)             102,473       $   1,035,471
                                                      ============       =============         ============       =============
   Institutional shares
   --------------------
   Sold                                                         --       $          --                    9       $          60
   Dividends and distributions reinvested                       --                  --                   --                   2
   Redeemed                                                    (22)               (101)                  (5)                (31)
                                                      ------------       -------------         ------------       -------------
   Net increase (decrease)                                     (22)      $        (101)                   4       $          31
                                                      ============       =============         ============       =============
   LINDNER GOVERNMENT MONEY MARKET FUND
   Investor shares
   ---------------
   Sold                                                 61,055,711       $  61,055,711           41,805,734       $  41,805,734
   Dividends and distributions reinvested                1,092,114           1,092,114            1,282,158           1,282,158
   Redeemed                                            (60,147,720)        (60,147,720)         (48,968,752)        (48,968,752)
                                                      ------------       -------------         ------------       -------------
   Net increase (decrease)                               2,000,105       $   2,000,105           (5,880,860)      $  (5,880,860)
                                                      ============       =============         ============       =============
   LINDNER OPPORTUNITIES FUND
   Investor shares
   ---------------
   Sold                                                      6,553       $      79,695              186,856       $   2,405,439
   Dividends and distributions reinvested                    6,143              71,692                  304               3,963
   Redeemed                                                (71,748)           (844,111)             (19,037)           (259,590)
                                                      ------------       -------------         ------------       -------------
   Net increase (decrease)                                 (59,052)      $    (692,724)             168,123       $   2,149,812
                                                      ============       =============         ============       =============

7. Change in Accounting Policy

    Effective July 1, 2001, the Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies and, as required, begin amortizing premium on debt securities. Additionally, paydowns on mortgage-backed and asset-backed securities are recorded as adjustments to interest income, not realized gains on investments. The cumulative effect of this accounting change will not have a material impact on the net assets of the Funds.

8. Subsequent Events

    Liquidation of Opportunities Fund--Based upon a shareowner vote on July 6, 2001, the Opportunities Fund was dissolved as of July 31, 2001. In connection therewith, proceeds in the amount of $1,071,000 were distributed to shareowners as of the dissolution date in accordance with their ownership interests.

    The Funds have instituted the following changes: (i) Lindner Communications Fund now distributes substantially all of its net investment income annually; (ii) the Funds approved a new Investment Management Agreement between the Trust and Lindner Asset Management, Inc., that enables the Adviser to employ a "manager-of-managers" style, increases the management fees payable to the Adviser for certain funds, and eliminates the provision of administrative services by the Adviser for all Funds; (iii) the adoption of a Distribution Plan pursuant to Rule 12b-1 for the Investor Shares class for all Funds (except the Lindner Government Money Market Fund); (iv) the Adviser has agreed to waive a portion of its investment management fees and its administration fees, or to reimburse expenses for the two fiscal years ending June 30, 2003, to the extent that a Fund's Total Operating Expenses as a percent of average daily net assets exceed the limitations shown in the Prospectus dated August 31, 2001; (v) the Institutional Share and Investor Share classes have been combined into one share class; and (vi) the portfolio managers for the Lindner Growth and Income Fund are John
    F. Meara, Steven L. Finerty, and Gary J. Orf and the portfolio manager for the Lindner Communications Fund is Thomas F. Lynch.

                                                LINDNER INVESTMENTS

                                               FINANCIAL HIGHLIGHTS

                                           LINDNER LARGE-CAP GROWTH FUND

                      (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                            YEARS ENDED JUNE 30
                                                         ----------------------------------------------------------
                                                           2001        2000        1999        1998         1997
                                                         ---------   ---------   ---------   ---------   ----------
INVESTOR

Net asset value, beginning of period                       $16.42      $16.14      $22.27      $25.98       $26.39

INCOME FROM INVESTMENT OPERATIONS

    Net investment income                                    0.02(3)     0.13        0.29        0.38         0.36

    Net realized and unrealized gains (losses) on
      investments                                           (3.61)       1.25       (3.36)      (0.27)        2.72
                                                         ---------   ---------   ---------   ---------   ----------
        TOTAL FROM INVESTMENT OPERATIONS                    (3.59)       1.38       (3.07)       0.11         3.08
                                                         ---------   ---------   ---------   ---------   ----------
LESS DISTRIBUTIONS

    Dividends from net investment income                    (0.10)      (0.23)      (0.32)      (0.34)       (0.39)

    Dividends from net realized gains                       (1.81)      (0.87)      (2.74)      (3.48)       (3.10)
                                                         ---------   ---------   ---------   ---------   ----------
        TOTAL DISTRIBUTIONS                                 (1.91)      (1.10)      (3.06)      (3.82)       (3.49)
                                                         ---------   ---------   ---------   ---------   ----------
Change in net asset value                                   (5.50)       0.28       (6.13)      (3.71)       (0.41)
                                                         ---------   ---------   ---------   ---------   ----------
NET ASSET VALUE, END OF PERIOD                             $10.92      $16.42      $16.14      $22.27       $25.98
                                                         =========   =========   =========   =========   ==========
Total return(2)                                           (22.84%)      8.61%     (13.66%)      0.31%       12.50%

RATIOS/SUPPLEMENTAL DATA:

    Ratio of expenses to average net assets                 0.70%       0.82%       0.57%       0.44%        0.44%

    Ratio of net investment income to average net
      assets                                                0.11%       0.57%       1.27%       1.29%        1.39%

    Portfolio turnover rate                               232.94%     129.68%      53.41%      44.43%       36.39%

    Net assets, end of period (in millions)                  $213        $342        $434      $1,003       $1,495

                                                                            YEARS ENDED JUNE 30
                                                         ----------------------------------------------------------
                                                           2001        2000        1999        1998        1997(1)
                                                         ---------   ---------   ---------   ---------   ----------
INSTITUTIONAL

Net asset value, beginning of period                       $16.29      $16.02      $22.20      $25.94       $26.39

INCOME FROM INVESTMENT OPERATIONS

    Net investment income (loss)                            (0.02)(3)    0.12        0.28        0.35         0.34

    Net realized and unrealized gains (losses) on
      investments                                           (3.58)       1.24       (3.41)      (0.30)        2.68
                                                         ---------   ---------   ---------   ---------   ----------
        TOTAL FROM INVESTMENT OPERATIONS                    (3.60)       1.36       (3.13)       0.05         3.02
                                                         ---------   ---------   ---------   ---------   ----------
LESS DISTRIBUTIONS

    Dividends from net investment income                    (0.06)      (0.22)      (0.31)      (0.31)       (0.37)

    Dividends from net realized gains                       (1.81)      (0.87)      (2.74)      (3.48)       (3.10)
                                                         ---------   ---------   ---------   ---------   ----------
        TOTAL DISTRIBUTIONS                                 (1.87)      (1.09)      (3.05)      (3.79)       (3.47)
                                                         ---------   ---------   ---------   ---------   ----------
Change in net asset value                                   (5.47)       0.27       (6.18)      (3.74)       (0.45)
                                                         ---------   ---------   ---------   ---------   ----------
NET ASSET VALUE, END OF PERIOD                             $10.82      $16.29      $16.02      $22.20       $25.94
                                                         =========   =========   =========   =========   ==========
Total return(2)                                           (23.07%)      8.55%     (14.01%)      0.08%       15.36%


RATIOS/SUPPLEMENTAL DATA:

    Ratio of expenses to average net assets                 0.95%       1.07%       0.85%       0.75%        0.46%

    Ratio of net investment income to average net
      assets                                               (0.14%)      0.35%       1.13%       1.05%        1.29%

    Portfolio turnover rate                               232.94%     129.68%      53.41%      44.43%       36.39%

    Net assets, end of period (in thousands)                 $137        $181        $185        $369         $102

(1)For the period July 12, 1996 (initial purchase) to June 30, 1997.
(2)Total return for periods less than one year are not annualized. Total return is the percentage increase in value for a period, assuming initial investment at the day before the start of the period and assuming all dividends and distributions were reinvested and a redemption at the net asset value on the last day of a period.
(3)Net investment income (loss) per share represents net investment income
   (loss) dividend by the daily average shares of beneficial interest outstanding throughout each period.

44                    See Notes to Financial Statements

                                                LINDNER INVESTMENTS

                                                FINANCIAL HIGHLIGHTS

                                           LINDNER GROWTH AND INCOME FUND

                      (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                            YEARS ENDED JUNE 30
                                                         ----------------------------------------------------------
                                                           2001        2000        1999        1998         1997
                                                         ---------   ---------   ---------   ---------   ----------
INVESTOR

Net asset value, beginning of period                       $21.14      $23.50      $27.59      $27.94       $28.07

INCOME FROM INVESTMENT OPERATIONS

    Net investment income                                    0.56(3)     1.07        2.16        1.83         1.63

    Net realized and unrealized gains (losses) on
      investments                                            0.01       (2.30)      (3.80)       2.02         0.70
                                                         ---------   ---------   ---------   ---------   ----------
        TOTAL FROM INVESTMENT OPERATIONS                     0.57       (1.23)      (1.64)       3.85         2.33
                                                         ---------   ---------   ---------   ---------   ----------
LESS DISTRIBUTIONS

    Dividends from net investment income                    (0.57)      (1.13)      (1.95)      (1.71)       (1.68)

    Dividends from net realized gains                          --          --       (0.50)      (2.49)       (0.78)
                                                         ---------   ---------   ---------   ---------   ----------
        TOTAL DISTRIBUTIONS                                 (0.57)      (1.13)      (2.45)      (4.20)       (2.46)
                                                         ---------   ---------   ---------   ---------   ----------
Change in net asset value                                      --       (2.36)      (4.09)      (0.35)       (0.13)
                                                         ---------   ---------   ---------   ---------   ----------
NET ASSET VALUE, END OF PERIOD                             $21.14      $21.14      $23.50      $27.59       $27.94
                                                         =========   =========   =========   =========   ==========
Total return(2)                                             2.78%      (5.48%)     (5.57%)     14.75%        8.75%

RATIOS/SUPPLEMENTAL DATA:

    Ratio of expenses to average net assets                 0.84%       0.73%       0.66%       0.61%        0.60%

    Ratio of net investment income to average net
      assets                                                2.63%       4.14%       8.03%       6.29%        5.74%

    Portfolio turnover rate                               170.40%     124.63%      31.74%      28.56%       40.32%

    Net assets, end of period (in millions)                  $316        $448        $768      $1,616       $2,017

                                                                            YEARS ENDED JUNE 30
                                                         ----------------------------------------------------------
                                                           2001        2000        1999        1998        1997(1)
                                                         ---------   ---------   ---------   ---------   ----------
INSTITUTIONAL

Net asset value, beginning of period                       $21.08      $23.41      $27.53      $27.90       $28.07

INCOME FROM INVESTMENT OPERATIONS

    Net investment income                                    0.51(3)     0.93        2.15        1.78         1.61

    Net realized and unrealized gains (losses) on
      investments                                              --       (2.27)      (3.83)       2.00         0.66
                                                         ---------   ---------   ---------   ---------   ----------
        TOTAL FROM INVESTMENT OPERATIONS                     0.51       (1.34)      (1.68)       3.78         2.27
                                                         ---------   ---------   ---------   ---------   ----------
LESS DISTRIBUTIONS

    Dividends from net investment income                    (0.52)      (0.99)      (1.94)      (1.66)       (1.66)

    Dividends from net realized gains                          --          --       (0.50)      (2.49)       (0.78)
                                                         ---------   ---------   ---------   ---------   ----------
        TOTAL DISTRIBUTIONS                                 (0.52)      (0.99)      (2.44)      (4.15)       (2.44)
                                                         ---------   ---------   ---------   ---------   ----------
Change in net asset value                                   (0.01)      (2.33)      (4.12)      (0.37)       (0.17)
                                                         ---------   ---------   ---------   ---------   ----------
NET ASSET VALUE, END OF PERIOD                             $21.07      $21.08      $23.41      $27.53       $27.90
                                                         =========   =========   =========   =========   ==========
Total return(2)                                             2.49%      (5.93%)     (5.74%)     14.49%        9.84%


RATIOS/SUPPLEMENTAL DATA:

    Ratio of expenses to average net assets                 1.09%       0.98%       0.90%       0.88%        0.85%

    Ratio of net investment income to average net
      assets                                                2.38%       4.36%       7.64%       6.14%        5.69%

    Portfolio turnover rate                               170.40%     124.63%      31.74%      28.56%       40.32%

    Net assets, end of period (in thousands)                 $225        $250      $4,143      $2,777       $2,010

(1)For the period July 9, 1996 (initial purchase) to June 30, 1997.
(2)Total return for periods less than one year are not annualized. Total return is the percentage increase in value for a period, assuming initial investment at the day before the start of the period and assuming all dividends and distributions were reinvested and a redemption at the net asset value on the last day of a period.
(3)Net investment income (loss) per share represents net investment income
   (loss) dividend by the daily average shares of beneficial interest outstanding throughout each period.

                      See Notes to Financial Statements                   45

                                                LINDNER INVESTMENTS

                                                FINANCIAL HIGHLIGHTS

                                            LINDNER COMMUNICATIONS FUND

                      (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                            YEARS ENDED JUNE 30
                                                         ----------------------------------------------------------
                                                           2001        2000        1999        1998         1997
                                                         ---------   ---------   ---------   ---------   ----------
INVESTOR

Net asset value, beginning of period                       $19.04      $14.81      $16.78      $15.75       $14.20

INCOME FROM INVESTMENT OPERATIONS

    Net investment income                                    0.17(3)     0.21        0.33        0.37         0.39

    Net realized and unrealized gains (losses) on
      investments                                           (6.90)       4.55        0.44        1.96         1.60
                                                         ---------   ---------   ---------   ---------   ----------
        TOTAL FROM INVESTMENT OPERATIONS                    (6.73)       4.76        0.77        2.33         1.99
                                                         ---------   ---------   ---------   ---------   ----------
LESS DISTRIBUTIONS

    Dividends from net investment income                    (0.18)      (0.22)      (0.33)      (0.37)       (0.42)

    Dividends from net realized gains                       (2.51)      (0.31)      (2.41)      (0.93)       (0.02)
                                                         ---------   ---------   ---------   ---------   ----------
        TOTAL DISTRIBUTIONS                                 (2.69)      (0.53)      (2.74)      (1.30)       (0.44)
                                                         ---------   ---------   ---------   ---------   ----------
Change in net asset value                                   (9.42)       4.23       (1.97)       1.03         1.55
                                                         ---------   ---------   ---------   ---------   ----------
NET ASSET VALUE, END OF PERIOD                              $9.62      $19.04      $14.81      $16.78       $15.75
                                                         =========   =========   =========   =========   ==========
Total return(2)                                           (38.99%)     32.49%       8.62%      15.53%       14.29%

RATIOS/SUPPLEMENTAL DATA:

    Ratio of expenses to average net assets                 1.06%       0.93%       0.97%       0.91%        0.89%

    Ratio of net investment income to average net
      assets                                                1.21%       1.22%       2.40%       2.21%        2.81%

    Portfolio turnover rate                               246.70%      69.46%     137.51%      99.37%       86.44%

    Net assets, end of period (in millions)                   $21         $42         $26         $43          $47


                                                                            YEARS ENDED JUNE 30
                                                         ----------------------------------------------------------
                                                           2001        2000        1999        1998        1997(1)
                                                         ---------   ---------   ---------   ---------   ----------
INSTITUTIONAL

Net asset value, beginning of period                       $19.25      $14.96      $16.84      $15.74       $14.20

INCOME FROM INVESTMENT OPERATIONS

    Net investment income                                    0.15(3)     0.17        0.19        0.26         0.27

    Net realized and unrealized gains (losses) on
      investments                                           (6.97)       4.61        0.53        2.03         1.60
                                                         ---------   ---------   ---------   ---------   ----------
        TOTAL FROM INVESTMENT OPERATIONS                    (6.82)       4.78        0.72        2.29         1.87
                                                         ---------   ---------   ---------   ---------   ----------
LESS DISTRIBUTIONS

    Dividends from net investment income                    (0.48)      (0.18)      (0.19)      (0.26)       (0.31)

    Dividends from net realized gains                       (2.51)      (0.31)      (2.41)      (0.93)       (0.02)
                                                         ---------   ---------   ---------   ---------   ----------
        TOTAL DISTRIBUTIONS                                 (2.65)      (0.49)      (2.60)      (1.19)       (0.33)
                                                         ---------   ---------   ---------   ---------   ----------
Change in net asset value                                   (9.47)       4.29       (1.88)       1.10         1.54
                                                         ---------   ---------   ---------   ---------   ----------
NET ASSET VALUE, END OF PERIOD                              $9.78      $19.25      $14.96      $16.84       $15.74
                                                         =========   =========   =========   =========   ==========
Total return(2)                                           (39.06%)     32.29%       7.99%      15.23%       14.52%


RATIOS/SUPPLEMENTAL DATA:

    Ratio of expenses to average net assets                 1.31%       0.94%       1.30%       1.22%        0.75%

    Ratio of net investment income to average net
      assets                                                0.96%       1.12%       2.70%       1.99%        2.42%

    Portfolio turnover rate                               246.70%      69.46%     137.51%      99.37%       86.44%

    Net assets, end of period (in thousands)                  $36         $31        $0.2          $9          $54

(1)For the period August 30, 1996 (initial purchase) to June 30, 1997.
(2)Total return for periods less than one year are not annualized. Total return is the percentage increase in value for a period, assuming initial investment at the day before the start of the period and assuming all dividends and distributions were reinvested and a redemption at the net asset value on the last day of a period.
(3)Net investment income (loss) per share represents net investment income
   (loss) dividend by the daily average shares of beneficial interest outstanding throughout each period.

46                    See Notes to Financial Statements

                                                LINDNER INVESTMENTS

                                                FINANCIAL HIGHLIGHTS

                                           LINDNER SMALL-CAP GROWTH FUND

                      (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                                            YEARS ENDED JUNE 30
                                                         ----------------------------------------------------------
                                                           2001        2000        1999        1998         1997
                                                         ---------   ---------   ---------   ---------   ----------
INVESTOR

Net asset value, beginning of period                        $9.21       $8.06       $8.49       $7.67        $6.15

INCOME FROM INVESTMENT OPERATIONS

    Net investment income (loss)                            (0.04)(3)    0.07        0.08        0.09         0.04

    Net realized and unrealized gains (losses) on
      investments                                           (0.61)       1.22       (0.12)       1.07         1.49
                                                         ---------   ---------   ---------   ---------   ----------
        TOTAL FROM INVESTMENT OPERATIONS                    (0.65)       1.29       (0.04)       1.16         1.53
                                                         ---------   ---------   ---------   ---------   ----------
LESS DISTRIBUTIONS

    Dividends from net investment income                    (0.02)      (0.10)      (0.08)      (0.04)       (0.01)

    Dividends from net realized gains                       (0.71)      (0.04)      (0.31)      (0.30)          --
                                                         ---------   ---------   ---------   ---------   ----------
        TOTAL DISTRIBUTIONS                                 (0.73)      (0.14)      (0.39)      (0.34)       (0.01)
                                                         ---------   ---------   ---------   ---------   ----------
Change in net asset value                                   (1.38)       1.15       (0.43)       0.82         1.52
                                                         ---------   ---------   ---------   ---------   ----------
NET ASSET VALUE, END OF PERIOD                              $7.83       $9.21       $8.06       $8.49        $7.67
                                                         =========   =========   =========   =========   ==========
Total return(2)                                            (6.58%)     16.26%       0.11%      15.24%       24.96%

RATIOS/SUPPLEMENTAL DATA:

    Ratio of expenses to average net assets                 1.07%       0.97%       0.94%       0.87%        0.96%

    Ratio of net investment income to average net
      assets                                               (0.50%)      0.61%       0.99%       1.13%        0.46%

    Portfolio turnover rate                               210.65%     174.02%      65.98%      24.52%       49.49%

    Net assets, end of period (in millions)                   $20         $27         $38         $54          $25

                                                                            YEARS ENDED JUNE 30
                                                         ----------------------------------------------------------
                                                           2001        2000        1999        1998        1997(1)
                                                         ---------   ---------   ---------   ---------   ----------
INSTITUTIONAL

Net asset value, beginning of period                        $9.18       $8.04       $8.48       $7.67        $6.15

INCOME FROM INVESTMENT OPERATIONS

    Net investment income (loss)                            (0.06)(3)    0.06        0.08        0.08         0.04

    Net realized and unrealized gains (losses) on
      investments                                           (0.61)       1.22       (0.13)       1.06         1.49
                                                         ---------   ---------   ---------   ---------   ----------
        TOTAL FROM INVESTMENT OPERATIONS                    (0.67)       1.28       (0.05)       1.14         1.53
                                                         ---------   ---------   ---------   ---------   ----------
LESS DISTRIBUTIONS

    Dividends from net investment income                       --       (0.10)      (0.08)      (0.03)       (0.01)

    Dividends from net realized gains                       (0.71)      (0.04)      (0.31)      (0.30)          --
                                                         ---------   ---------   ---------   ---------   ----------
        TOTAL DISTRIBUTIONS                                 (0.71)      (0.14)      (0.39)      (0.33)       (0.01)
                                                         ---------   ---------   ---------   ---------   ----------
Change in net asset value                                   (1.38)       1.14       (0.44)       0.81         1.52
                                                         ---------   ---------   ---------   ---------   ----------
NET ASSET VALUE, END OF PERIOD                              $7.80       $9.18       $8.04       $8.48        $7.67
                                                         =========   =========   =========   =========   ==========
Total return(2)                                            (6.82%)     16.12%      (0.07%)     15.02%       21.21%


RATIOS/SUPPLEMENTAL DATA:

    Ratio of expenses to average net assets                 1.32%       1.20%       1.16%       1.31%        0.59%

    Ratio of net investment income to average net
      assets                                               (0.75%)      0.33%       1.44%       0.99%        0.26%

    Portfolio turnover rate                               210.65%     174.02%      65.98%      24.52%       49.49%

    Net assets, end of period (in thousands)                 $849      $1,947      $1,631        $154         $0.2

(1)For the period November 1, 1996 (initial purchase) to June 30, 1997.
(2)Total return for periods less than one year are not annualized. Total return is the percentage increase in value for a period, assuming initial investment at the day before the start of the period and assuming all dividends and distributions were reinvested and a redemption at the net asset value on the last day of a period.
(3)Net investment income (loss) per share represents net investment income
   (loss) dividend by the daily average shares of beneficial interest outstanding throughout each period.

                      See Notes to Financial Statements                   47

                             LINDNER INVESTMENTS

                            FINANCIAL HIGHLIGHTS

                         LINDNER OPPORTUNITIES FUND

   (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                            FOR THE PERIOD
                                       FOR THE YEAR         FROM INCEPTION
                                          ENDED           (OCTOBER 11, 1999)
                                      JUNE 30, 2001       TO JUNE 30, 2000(1)
                                      --------------      -------------------
Net asset value, beginning of
  period                                     $13.79              $12.00
INCOME FROM INVESTMENT OPERATIONS
    Net investment income                      0.15(3)             0.08
    Net realized and unrealized
      gains (losses) on
      investments                             (2.54)               1.74
                                      --------------      --------------
        TOTAL FROM INVESTMENT
          OPERATIONS                          (2.39)               1.82
                                      --------------      --------------
LESS DISTRIBUTIONS
    Dividends from net
      investment income                       (0.20)              (0.01)
    Dividends from net realized
      gains                                   (0.30)              (0.02)
                                      --------------      --------------
        TOTAL DISTRIBUTIONS                   (0.50)              (0.03)
                                      --------------      --------------
Change in net asset value                     (2.89)               1.79
                                      --------------      --------------
NET ASSET VALUE, END OF PERIOD               $10.90              $13.79
                                      ==============      ==============
Total return(2)                             (17.56%)             15.19%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average
      net assets without waivers              3.19%               1.90%
    Ratio of expenses to average
      net assets                              1.25%               1.25%
    Ratio of net investment
      income to average net
      assets                                  1.22%               0.93%
    Portfolio turnover rate                 572.36%           1,104.73%
    Net assets, end of period
      (in millions)                              $1                $2.3

(1)Operations commenced on October 11, 1999.
(2)Total return for periods less than one year are not annualized. Total return is the percentage increase in value for a period, assuming initial investment at the day before the start of the period and assuming all dividends and distributions were reinvested and a redemption at the net asset value on the last day of a period.
(3)Net investment income (loss) per share represents net investment income
   (loss) dividend by the daily average shares of beneficial interest outstanding throughout each period.

48                    See Notes to Financial Statements

                                                    LINDNER INVESTMENTS

                                                    FINANCIAL HIGHLIGHTS

                                                LINDNER MARKET NEUTRAL FUND

                          (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                  YEARS ENDED JUNE 30
                                                         --------------------------------------------------------------------
                                                           2001            2000          1999          1998           1997
                                                         ---------       ---------     ---------     ---------     ----------
INVESTOR
Net asset value, beginning of period                        $6.60           $5.72         $5.65         $6.70          $8.36
INCOME FROM INVESTMENT OPERATIONS
    Net investment income                                    0.30(4),(5)     0.23          0.23          0.23           0.29
    Net realized and unrealized gains (losses) on
      investments                                           (0.12)           0.86          0.01         (0.89)         (1.81)
                                                         ---------       ---------     ---------     ---------     ----------
        TOTAL FROM INVESTMENT OPERATIONS                     0.18            1.09          0.24         (0.66)         (1.52)
                                                         ---------       ---------     ---------     ---------     ----------
LESS DISTRIBUTIONS
    Dividends from net investment income                    (0.24)          (0.21)        (0.17)        (0.39)         (0.14)
    Dividends from net realized gains                          --              --            --            --             --
                                                         ---------       ---------     ---------     ---------     ----------
        TOTAL DISTRIBUTIONS                                 (0.24)          (0.21)        (0.17)        (0.39)         (0.14)
                                                         ---------       ---------     ---------     ---------     ----------
Change in net asset value                                   (0.06)           0.88          0.07         (1.05)         (1.66)
                                                         ---------       ---------     ---------     ---------     ----------
NET ASSET VALUE, END OF PERIOD                              $6.54           $6.60         $5.72         $5.65          $6.70
                                                         =========       =========     =========     =========     =========-
Total return(1)                                             2.58%          19.26%         4.29%       (10.08%)       (18.43%)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets                 2.13%(2)        1.93%         1.45%         1.23%          1.20%
    Ratio of net investment income to average net
      assets                                                4.46%(3)        3.71%         3.46%         1.66%          3.86%
    Portfolio turnover rate                               497.77%         817.43%       104.92%       109.32%        457.57%
    Net assets, end of period (in millions)                   $15             $22           $18           $28            $68

(1)Total return for periods less than one year are not annualized. Total return is the percentage increase in value for a period, assuming initial investment at the day before the start of the period and assuming all dividends and distributions were reinvested and a redemption at the net asset value on the last day of a period.
(2)The operating ratio included dividends on short positions. The ratio excluding dividends on short positions for the year ended June 30, 2001 was 1.31%.
(3)The net investment income ratio included dividends on short positions. The ratio excluding dividends on short positions for the year ended June 30, 2001 was 5.28%.
(4)Net investment income before dividends on short positions for the year ended June 30, 2001 was $0.35.
(5)Net investment income (loss) per share represents net investment income
   (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.


                      See Notes to Financial Statements                   49

                                                LINDNER INVESTMENTS

                                                FINANCIAL HIGHLIGHTS

                                        LINDNER GOVERNMENT MONEY MARKET FUND

                      (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                            YEARS ENDED JUNE 30
                                                         ----------------------------------------------------------
                                                           2001        2000        1999        1998        1997(1)
                                                         ---------   ---------   ---------   ---------   ----------
Net asset value, beginning of period                        $1.00       $1.00       $1.00       $1.00        $1.00

INCOME FROM INVESTMENT OPERATIONS
    Net investment income                                    0.05(3)     0.05        0.05        0.05         0.05
                                                         ---------   ---------   ---------   ---------   ----------
        TOTAL FROM INVESTMENT OPERATIONS                     0.05        0.05        0.05        0.05         0.05
                                                         ---------   ---------   ---------   ---------   ----------
LESS DISTRIBUTIONS
    Dividends from net investment income                    (0.05)      (0.05)      (0.05)      (0.05)       (0.05)
                                                         ---------   ---------   ---------   ---------   ----------
Change in net asset value                                      --          --          --          --           --
                                                         ---------   ---------   ---------   ---------   ----------
NET ASSET VALUE, END OF PERIOD                              $1.00       $1.00       $1.00       $1.00        $1.00
                                                         =========   =========   =========   =========   ==========
Total return(2)                                             5.49%       5.26%       4.70%       5.21%        5.02%

RATIOS/SUPPLEMENTAL DATA:

    Ratio of expenses to average net assets without
      waivers                                               0.59%       0.51%       0.53%       0.52%        0.43%

    Ratio of expenses to average net assets                 0.50%       0.50%       0.50%       0.50%        0.43%

    Ratio of net investment income to average net
      assets                                                5.31%       5.10%       4.53%       5.08%        5.45%

    Net assets, end of period (in millions)                   $40         $38         $44         $43          $39

(1)Operations commenced on July 6, 1996.
(2)Total return for periods less than one year are not annualized. Total return is the percentage increase in value for a period, assuming initial investment at the day before the start of the period and assuming all dividends and distributions were reinvested and a redemption at the net asset value on the last day of a period.
(3)Net investment (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.

50                    See Notes to Financial Statements

INDEPENDENT AUDITORS' REPORT

Lindner Large-Cap Growth Fund
Lindner Growth and Income Fund
Lindner Communications Fund
Lindner Small-Cap Growth Fund
Lindner Opportunities Fund
Lindner Market Neutral Fund, and
Lindner Government Money Market Fund

To the Trustees and Shareholders of Lindner Investments:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of the Lindner Large-Cap Growth Fund (formerly the Lindner Large-Cap Fund), the Lindner Growth and Income Fund (formerly the Lindner Asset Allocation Fund), the Lindner Communications Fund (formerly the Lindner Utility Fund), the Lindner Small-Cap Growth Fund (formerly the Lindner Small-Cap Fund), the Lindner Opportunities Fund, the Lindner Market Neutral Fund, and the Lindner Government Money Market Fund (collectively, the "Funds") (the seven funds comprising Lindner Investments) as of June 30, 2001, and their respective related statements of operations for the years then ended, the statements of changes in net assets for each of the periods in the two year period ended June 30, 2001 and 2000, and the financial highlights for each of the periods in the five year period ended June 30, 2001. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2001, by corresponding with the Funds' custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Funds at June 30, 2001, and the results of their respective operations for the period then ended, the changes in their respective net assets for each of the periods in the two year period then ended, and the respective financial highlights for each of the periods in the five year period then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

St. Louis, Missouri
August 10, 2001

         -------------------------------------------------------

            The views expressed in this report and information about the funds' portfolio holdings are for the period covered by this report, and are subject to change thereafter. This report must be preceded or accompanied by a prospectus.

         -------------------------------------------------------

                    LINDNER INVESTMENTS
                    --------------------------------
                    520 Lake Cook Road, Suite 381
                    Deerfield, Illinois 60015
                    TEL: 800-995-7777
                    Fax: 414-765-9217

                    BOARD OF TRUSTEES
                    --------------------------------
                    Robert L. Byman
                    Terence P. Fitzgerald
                    Marc P. Hartstein
                    Peter S. Horos
                    Donald J. Murphy
                    Dennis P. Nash
                    Eric E. Ryback
                    Doug T. Valassis

                    INVESTMENT ADVISER
                    --------------------------------
                    Lindner Asset Management, Inc.

                    CUSTODIAN
                    --------------------------------
                    Firstar Bank, N.A.

                    COUNSEL
                    --------------------------------
                    Dykema Gossett PLLC

                    INDEPENDENT AUDITORS
                    --------------------------------
                    Deloitte & Touche LLP

                    TRANSFER AGENT
                    --------------------------------
                    Firstar Mutual Fund Services, LLC

                    DISTRIBUTOR
                    --------------------------------
                    Quasar Distributors, LLC


                             [Lindner Logo]

                              APPENDIX

     Pages 6, 10, 16, 18, 22 and 24 of the printed Annual Report contain a Performance Graph. The information contained in the graphs has been presented in a tabular format which may be processed by the EDGAR system.